UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2012

Date of reporting period:	June 30, 2012

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2012

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1

Fund Performance	15

Expense Examples	17

Investment Advisory Agreement Approval	21

Portfolio of Investments:

Money Market	25

Limited Duration	28

Income Plus	35

Global Infrastructure	46

European Equity	49

Multi Cap Growth	52

Aggressive Equity	55

Strategist	58

Financial Statements:

Statements of Assets and Liabilities	68

Statements of Operations	70

Statements of Changes in Net Assets	72

Notes to Financial Statements	80

Financial Highlights	110

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited)

Dear Shareholder:

After starting the year on a relatively optimistic note, financial markets endured some disappointments but ultimately finished the six-month period ended June 30, 2012 mostly higher. While sluggish economic growth across Europe was expected given the ongoing debt crisis and the resulting austerity measures, indications of slowing in the U.S. and China further tempered investors' outlooks on the global economy. Some progress was made on containing Europe's debt woes, including the European Central Bank's (ECB) two long-term refinancing operations (or LTROs, in December 2011 and February 2012), which provided three-year loans to European banks, and coordinated monetary policy responses from central banks around the world, which boosted liquidity in the system. However, Greece's embattled legislative election in the spring and a bank bailout in Spain were a reminder that many fundamental issues have yet to be resolved. In the final days of the reporting period, the latest European summit yielded some positive developments, including a willingness to enable bank supervision at a federal, rather than national level and an easing of restrictions on access to rescue funds.

Domestic Equity Overview

In the first few months of 2012, improving data from the labor market, housing market, and consumer confidence and spending bolstered investor confidence about the U.S. economy's prospects. However, part of the improvement in jobs and consumer data was due to the unseasonably warm spring, and the positive momentum in these metrics did not last beyond April. The economy began to appear more sluggish in the second quarter of 2012. Concerns about the effects of the ongoing European debt crisis on economies in Europe and China also contributed to volatility in stock prices. Despite the challenging backdrop, corporate earnings generally remained within or above expectations during the period, although signs emerged after the close of the period (as second quarter earnings reports were being released) that earnings expectations would need to be lowered going forward. While U.S. stock market performance was weaker in the second quarter of 2012 than in the first quarter, the S&P 500 Index closed the six-month period up 9.49%.

Fixed Income Overview

In 2011, the Federal Open Market Committee announced that it expected to keep interest rates on hold until at least mid-2013. Yields on the short end of the yield curve remained anchored by the Fed's near-zero interest rate policy, keeping money market yields low. Given the weaker-than-expected economic conditions, the Federal Reserve (the Fed) extended its timeline to late-2014 at the beginning of this year. Since October 2011, the Fed has been buying longer-maturity Treasuries and selling short-term Treasuries

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

to put downward pressure on longer-term interest rates. This program was scheduled to end in June 2012, but has been extended to December 2012.

Treasury yields rose in the first quarter but then declined in the second quarter, reflecting weaker growth as well as a flight to quality due to the European debt crisis. The 10-year Treasury yield reached an all time low of 1.47% at the beginning of June.

Agency mortgage-backed securities performed well over the period. The sector offers an attractive yield advantage in the current low yield environment. Despite historically low mortgage rates, refinancing activity has been slower than it has been in the past under similar rate incentives. Many borrowers are unable to refinance due to tighter underwriting standards. The U.S. housing market appears to be trying to find a bottom. The headline home price index was still showing a negative year-over-year trend at the end of the review period, but the momentum of the decline had meaningfully slowed.

The corporate segment outperformed Treasuries, aided by strong corporate balance sheets and low borrowing costs. The high yield corporate sector saw increased volatility in the second quarter of 2012 amid worries about the European debt crisis. For the period overall, the financial sector was the best-performing corporate sector.

International Equity Overview

Despite the concerns about the European debt crisis and the slackening pace of China's economy, many international equity markets posted gains for the six-month period ended June 30, 2012. The outcome of the European summit on June 28 and 29 surprised the markets, leading to a rally in the final days of the reporting period. However, the proposals' implementation details have yet to be worked out and the larger issue of developing a more sustainable framework for economic growth in the region remains. Meanwhile, European economies continued to show signs of deterioration, even within the so-called "core" countries. China's economy also cooled during the period, as export demand from the U.S. and Europe declined and credit remained restricted. The country's central bank unexpectedly cut interest rates in June (and again in July, just after the end of the reporting period) in attempt to keep economic growth from sliding further.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

As of June 30, 2012, Variable Investment Series – Money Market Portfolio had net assets of approximately $97 million with an average portfolio maturity of 19 days. For the seven-day period ended June 30, 2012, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.33% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.33% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.32% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2012, the Portfolio's Class X shares returned 0.00%. Past performance is no guarantee of future results.

For the seven-day period ended June 30, 2012, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.58% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.58% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.57% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2012, the Portfolio's Class Y shares returned 0.00%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We continued to remain cautious in our investment approach, focusing on high liquidity and short durations. We believe our investment process and focus on credit research and risk management have placed the Portfolio in a favorable position to respond to market uncertainty. Most of our investment activity has been focused on rolling significant amounts of overnight and short-dated maturities, with occasional selective purchases of one-month, three-month, and six-month fixed rate maturities, as well as selective purchases of nine-month and one-year floating rate paper.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 1.86%, outperforming the Barclays Capital U.S. Government/Credit

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Index (1-5 Year) (the "Index"),1 which returned 1.13%. For the same period, the Portfolio's Class Y shares returned 1.71%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's overweight to the credit sector was the main driver of performance as spread (or non-government) sectors outperformed Treasuries during the period. Short maturity corporate spreads retraced most of their widening from the second half of last year, and overall corporate spreads ended the period 60 basis points tighter. The financial sector was the best performing corporate sector, with short-maturity financial spreads tightening by about 100 basis points during the period. The Portfolio's allocation to short-maturity, high-quality asset-backed securities also helped performance.

Conversely, the Portfolio was underweight in the agency sector, which detracted slightly from relative performance as spreads tightened over the period. Interest-rate positioning did not have an impact on performance as the Portfolio had been positioned to be neutral relative to the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 6.56%, outperforming the Barclays Capital U.S. Corporate Index (the "Index"),2 which returned 4.65%. For the same period, the Portfolio's Class Y shares returned 6.38%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

1  The Barclays Capital U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Following a period of historic volatility in risk assets during the latter half of 2011, the Portfolio entered 2012 overweight investment grade corporate bonds and with exposure to high yield corporate bonds and convertible bonds as well. These positions were designed to attempt to benefit from a normalization of credit spreads, which we believed would be driven by supportive global monetary policy and a continued modest U.S. economic recovery.

Although fears of a European financial collapse dominated headlines late in 2011, sentiment dramatically reversed early in 2012, in large part due to supportive actions by the European Central Bank (ECB). In particular, the ECB's long-term refinancing operations, or LTROs, had a substantial positive impact on the market by reducing liquidity pressures on European banks. These actions helped lower yields across many asset classes, most notably those securities with direct exposure to Europe.

Financial sector corporate bonds, which remain one of the Portfolio's largest overweights, responded strongly to the improved sentiment surrounding Europe and these exposures generated the majority of the Portfolio's outperformance of the period. High yield bonds held in the Portfolio also performed well during this period. We responded to this strong relative performance by modestly decreasing risk in those sectors which outperformed the most, particularly financials, and rotating into less volatile segments of the market. Underweights to select non-financial corporate sectors, such as health care and pharmaceuticals, detracted from relative performance during the period.

Over the last few months of the period, the market once again became concerned about the European fiscal crisis. In addition, a slowing U.S. economy pressured risk assets. While the future of Europe is certain to remain volatile, we believe that absent a significant downward spiral in Europe, the U.S. economy will continue to follow a path of slow growth. This slow growth environment is expected to remain supportive of credit fundamentals, in our opinion, ultimately leading to tighter credit spreads and potentially benefiting the Portfolio's current positioning.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of 7.06%, outperforming the Dow Jones Brookfield Global

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Infrastructure IndexSM (the "Index"),3 which returned 6.44%, and the S&P Global BMI Index,4 which returned 6.09%. For the same period, the Portfolio's Class Y shares returned 6.93%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 6.44% during the first half of 2012, as measured by the Index. Among the major infrastructure sectors, the communications, European regulated utilities, and gas distribution utilities sectors exhibited relative outperformance over the Index, while the gas midstream, toll roads, pipeline companies, and transmission and distribution sectors underperformed the Index. In addition, all of the smaller sectors exhibited relative outperformance, with the water sector realizing the strongest gains.

Despite indications of slowing economic growth globally, the first half of 2012 ended on a high note for the broader equity markets as investors cheered the prospect of a common European banking regulator and the potential for direct bank bailouts within the European Union (EU) that will bypass sovereign governments (thus breaking the circular, co-dependent relationship between governments and banks that plagues the current crisis). While many would welcome these potential measures, we are cautious given the continued lack of specifics and the seemingly different interpretations of EU summit promises as expressed by members of the German and Spanish governments. Certain northern European countries have also threatened to block such initiatives unless current austerity drives are implemented in full.

If certain announcements in Europe are cause for optimism, such optimism may be in short supply as economic statistics elsewhere indicate a global economy struggling to escape from the global financial crisis. Job growth in the United States remains lackluster at best, and business optimism has started to deteriorate again, after improving earlier in the year. In Asia, the Chinese government has announced policy measures to stimulate growth and has lowered borrowing rates, but recent disclosure of various economic statistics indicate a broad slowing of growth in that country.

3  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

4  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Within infrastructure, the strength of operating fundamentals exhibited in the first half of the year varies by sector and region. One of the strongest areas from a fundamental perspective remains the communications sector, where U.S.-based wireless tower operators in particular are enjoying robust growth, driven by upgrades to telecommunications companies' wireless networks. Utility assets globally that focus on transmission, distribution, and storage initiatives are also witnessing very stable, steady growth. Within energy infrastructure in North America, there has been some softening in fundamentals off the very robust growth achieved over the last couple of years as lower natural gas, crude oil, and natural gas liquids (NGL) prices have curtailed exploration and production company drilling plans somewhat, lessening the utilization of existing infrastructure in certain parts of the value chain (in particular, gathering and processing). We view this softening as temporary, however, as the long-term need for takeaway capacity and processing is significant and the geographical location of both resource and demand centers continues to evolve. We would also note that recent merger and acquisition activity in the exploration and production space for North American commodity resources by Asian buyers underscores the medium- to long-term demand for natural gas, crude oil, and commodity byproducts that will require infrastructure investment for some time to come. It is important to note the distinction between energy infrastructure company share prices, some of which were weak in the first half of 2012 — in particular within gas midstream — and the magnitude of their capital programs, which remain very robust.

As a final note, while the operating fundamentals (i.e., traffic) of European toll road companies have for the most part been weak for the first half of the year, current valuation levels are difficult to ignore. Current share prices imply a long-term cost of capital and/or indefinite weakness in traffic, which is difficult to justify despite the current financial and economic crises surrounding the countries in which these concessionaires are domiciled.

For the first half of 2012, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation. From a bottom-up perspective, the Portfolio benefited from stock selection in the gas distribution utilities, communications, European regulated utilities, and gas midstream sectors, but relative gains were partially offset by adverse selection in the pipeline companies sector. From a top-down perspective, the Portfolio benefited from an underweight to the gas midstream sector and overweights to the communications and gas distribution utilities sectors. This outperformance was partially offset by overweights to the toll roads and pipeline companies sectors.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the gas distribution utilities, communications, toll road, and pipeline companies sectors, and an underweighting to companies in the gas midstream and transmission and distribution sectors. Since our year-end commentary dated December 31, 2011, the only change from a sector perspective is that we now hold close to a market-weight position in the European regulated utilities sector.

Looking forward, we continue to believe the toll road sector presents an attractive opportunity from a valuation perspective, and we also like the secular growth stories within the communications sector and energy infrastructure sector — in particular, gas distribution utilities within Asia and pipeline companies within North America. For more processing and fractionation-focused midstream companies, we remain underweight but believe they have become more attractively valued given the absolute declines observed in the first half of the year.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of 3.04%, outperforming the MSCI Europe Index (the "Index"),5 which returned 2.40%. For the same period, the Portfolio's Class Y shares returned 2.90%. Past performance is no guarantee of future results.

5  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

On a sector basis, the Portfolio's outperformance was driven by stock selection in capital goods, insurance, software and services, and banks. The largest contributor to relative performance was a holding in a Spanish IT company that is the world's largest provider of reservations management software and systems for the travel industry. Other major contributors included holdings in a French hotel chain that recently sold off its underperforming U.S. business operation, a German truck maker that was recently acquired, a U.K. insurance provider, and a U.K. aerospace equipment company. Strong stock selection and an underweight in the telecommunications sector also aided relative results.

However, stock selection in the materials, retail, and utilities sectors diminished relative gains. Relative weakness came from holdings in a Spanish bank that saw its credit rating lowered by Moody's Investor Service in June although the bank's financials have remained relatively healthy, a French utility company that we believed had an uncertain outlook, a U.K. mining company that has underperformed since its merger, and a U.K. supermarket chain that has been losing market share in the sluggish economic environment.

On a country level, positive contributors included stock selection in Germany, Finland, and Switzerland. Both stock selection and an underweight in Spain were beneficial as well. The only detractor on a country basis during the period was stock selection in the U.K.

In the first half of the period, the financials and other cyclical (or economically sensitive) sectors rallied strongly. However, from mid-March through the end of the period, the outperformance of these sectors faded amid rising concerns about the global economy (including emerging markets) and disappointing news from the development of the European debt crisis. At the same time, valuations of some of the more defensive (or less economically sensitive) stocks were quite expensive, as investors largely preferred to position defensively.

In this environment, we have sought to maintain what we believe is a balanced and diversified stance in the Portfolio. In fact, the Portfolio is overweight in energy and industrials, which are more cyclical sectors, counterbalanced by an overweight in consumer staples and health care, which are more defensive. On the contrary, we are underweight in defensive utilities and telecommunications sectors, but also underweight in cyclical materials, consumer discretionary (with no exposure to luxury goods due to expensive valuations), and financials (with an overweight in banks) sectors.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Central banks around the world have shifted their tone, as the markets expected a possible third quantitative easing program (dubbed QE3) from the U.S. Federal Reserve in second half of 2012. In addition, we saw recently action from the Bank of England, which pumped £50 billion into the system, the European Central Bank (ECB) cutting interest rates by 25 basis points, Brazil cutting by 50 basis points, and South Korea by 25 basis points. These coordinated easing actions have been in the past a positive catalyst for the equity markets. We also look with favor toward the recent trend in oil prices, which potentially point to further falls in inflation over the coming months. This trend should help those central banks wishing to add further monetary stimulus, but also lowers input costs for the corporate sector — thereby improving margin trends — and may provide support for consumers' disposable income.

Although concerns remain on sovereign debt for some European "peripheral" countries, we believe that the current scenario has provided opportunities in the market. In Europe we still see large economic imbalances (between north and south, "core" and "periphery") and a lack of fiscal integration. While it is possible to overcome these deficiencies, it will take some years.

Over the long term, we expect that the European economy should be a major beneficiary of a global recovery, with its high exposure to emerging markets. We see recent market weakness as an opportunity to selectively add quality stocks to the portfolio, as we believe European valuations are cheap compared to historical levels. Current equity valuations have priced a low-growth environment for Europe, which we believe seems to be the most likely scenario for the next few years. Economic growth in core European countries versus poor results from peripheral Europe, emerging markets exposure, asset allocation shift out of fixed income into developed equities and cheap valuations provide strong back up to our favorable thesis on the asset class. Our investment approach remains the same. We continue to seek high quality companies that we believe have high earnings visibility and predictability, stable and strong cash flow and low levels of debt trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Multi Cap Growth Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Multi Cap Growth Portfolio Class X shares produced a total return of 9.85%, underperforming the Russell 3000® Growth Index (the

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

"Index"),6 which returned 9.98%. For the same period, the Portfolio's Class Y shares returned 9.72%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the technology sector was by far the largest detractor from performance. Several holdings in the computer services, software and systems industry were among the weakest performers in the portfolio during the period. Stock selection in materials and processing dampened relative performance, due to positions in two companies specializing in rare earth minerals production. Stock selection in financial services also hurt relative returns. The Portfolio's position in an auto insurance provider and a lack of exposure to real estate investment trusts (REITs), a group that performed well in the Index, were the main reasons for the Portfolio's underperformance within the sector.

Conversely, stock selection in health care was additive to relative performance. The Portfolio held several stocks that performed well, including a provider of billing services to medical group practices and companies making medical and dental instrument and supplies. Stock selection in consumer discretionary was another positive contributor, mostly due to strong gains from a position in an online retailer. Stock selection in producer durables further benefited relative returns. Within the sector, the Portfolio was helped by exposure to companies involved in back office support, human resources, and consulting, as well as holdings in commercial services providers.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Aggressive Equity Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Aggressive Equity Portfolio Class X shares produced a total return of 9.80%, underperforming the Russell 3000® Growth Index (the "Index"),6 which returned 9.98%. For the same period, the Portfolio's Class Y shares returned 9.70%. Past performance is no guarantee of future results.

6  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the technology sector was by far the largest detractor from performance. Several holdings in the computer services, software and systems industry were among the weakest performers in the portfolio during the period. Stock selection in materials and processing dampened relative performance, due to positions in two companies specializing in rare earth minerals production. Stock selection in financial services also hurt relative returns. The Portfolio's position in an auto insurance provider and a lack of exposure to real estate investment trusts (REITs), a group that performed well in the Index, were the main reasons for the Portfolio's underperformance within the sector.

Conversely, stock selection in health care was additive to relative performance. The Portfolio held several stocks that performed well, including a provider of billing services to medical group practices and companies making medical and dental instrument and supplies. Stock selection in consumer discretionary was another positive contributor, mostly due to strong gains from a position in an online retailer. Stock selection in producer durables further benefited relative returns. Within the sector, the Portfolio was helped by exposure to companies involved in back office support, human resources, and consulting, as well as holdings in commercial services providers.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Strategist Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Strategist Portfolio Class X shares produced a total return of 4.41%, underperforming the S&P 500® Index (the "Index"),7 which returned 9.49%, and outperforming the Barclays Capital U.S. Government/Credit Index,8 which returned 2.65%. For the same period, the Portfolio's Class Y shares returned 4.28%. In addition, the Portfolio's Class X and Y shares outperformed their peers within the Lipper Variable Annuity Flexible Portfolio Underlying Funds category by 70 and 57 basis points, respectively, for the period under review, according to Lipper Analytics. Past performance is no guarantee of future results.

7  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

8  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected in an effort to provide desired exposure to asset classes and sectors.

During the first half of 2012, there were no material changes to the Portfolio's asset allocation. At period-end, the Portfolio's asset allocation (as a percentage of total Portfolio assets) stood at approximately 61% equities, 24% fixed income and 15% cash equivalents. The Portfolio's equity exposure continued to be focused in large capitalization, high free-cash flow generating companies featuring dividend yields in excess of the average equity security. These stocks have tended to underperform the general market in periods of strong rallies and outperformed during market corrections. The equity portfolio's largest sector exposures include consumer discretionary, industrials and information technology holdings; these three sectors make up approximately half of the Portfolio's total equity exposure.

The fixed income portfolio is diversified among a number of sectors as well, with U.S. government-issued exposures totaling 61% of the fixed income portfolio and corporate credit exposures totaling 32%. The balance of the Portfolio's fixed income holdings is spread among asset-backed instruments, municipal bonds and cash equivalents.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2012 (unaudited)

Average Annual Total Returns—Period Ended June 30, 2012(1)
Class X	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
Aggressive Equity	-2.82%	3.96%	8.13%	5.39%	1.06%	5/4/1999
European Equity	-14.04	-5.61	3.81	8.06	1.17	3/1/1991
Global Infrastructure	10.88	2.52	8.71	7.87	0.86	3/1/1990
Income Plus	8.02	7.57	6.59	7.38	0.59	3/1/1987
Limited Duration	2.66	-0.61	1.13	2.04	0.60	5/4/1999
Money Market	0.01	0.98	1.68	4.27	0.60	3/9/1984
Multi Cap Growth	-2.49	5.07	7.37	10.89	0.56	3/9/1984
Strategist	-4.91	-0.92	5.20	7.49	0.61	3/1/1987

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2012 (unaudited) continued

Average Annual Total Returns—Period Ended June 30, 2012(1)
Class Y	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
Aggressive Equity	-3.03%	3.71%	7.86%	2.31%	1.31%	6/5/2000
European Equity	-14.27	-5.84	3.55	0.11	1.42	6/5/2000
Global Infrastructure	10.62	2.27	8.44	2.89	1.11	6/5/2000
Income Plus	7.64	7.30	6.32	6.72	0.84	6/5/2000
Limited Duration	2.38	-0.83	0.88	1.70	0.85	6/5/2000
Money Market	0.01	0.90	1.52	1.89	0.85	6/5/2000
Multi Cap Growth	-2.72	4.80	7.10	1.98	0.81	6/5/2000
Strategist	-5.15	-1.16	4.93	2.74	0.86	6/5/2000

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2012 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/12 – 06/30/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2012 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (0.00% return)	$1,000.00	$1,000.00	$1.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.57	$1.31
Class Y
Actual (0.00% return)	$1,000.00	$1,000.00	$1.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.57	$1.31

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.26% and 0.26% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.63% and 0.88% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (1.86% return)	$1,000.00	$1,018.60	$2.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.98	$2.92
Class Y
Actual (1.71% return)	$1,000.00	$1,017.10	$4.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.74	$4.17

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (6.56% return)	$1,000.00	$1,065.60	$2.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.98	$2.92
Class Y
Actual (6.38% return)	$1,000.00	$1,063.80	$4.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.74	$4.17

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2012 (unaudited) continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (7.06% return)	$1,000.00	$1,070.60	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.74	$4.17
Class Y
Actual (6.93% return)	$1,000.00	$1,069.30	$5.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.49	$5.42

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.83% and 1.08% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (3.04% return)	$1,000.00	$1,030.40	$5.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.89	$5.02
Class Y
Actual (2.90% return)	$1,000.00	$1,029.00	$6.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.27

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.20% and 1.45% for Class X and Class Y shares, respectively.

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (9.85% return)	$1,000.00	$1,098.50	$2.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.03	$2.87
Class Y
Actual (9.72% return)	$1,000.00	$1,097.20	$4.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.79	$4.12

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.57% and 0.82% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2012 (unaudited) continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (9.80% return)	$1,000.00	$1,098.00	$5.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.49	$5.42
Class Y
Actual (9.70% return)	$1,000.00	$1,097.00	$6.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.67

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.08% and 1.33% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.09% and 1.34% for Class X and Class Y shares, respectively.

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (4.41% return)	$1,000.00	$1,044.10	$3.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.88	$3.02
Class Y
Actual (4.28% return)	$1,000.00	$1,042.80	$4.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.64	$4.27

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.60% and 0.85% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.63% and 0.88% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Advisers and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Strategist Portfolio was below its peer group averages for the one-, three- and five-year periods.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited) continued

The Board noted that the performance of the Money Market and Limited Duration Portfolios was better than the peer group averages for the one-year period but below the peer group averages for the three- and five-year periods.

The Board noted that the performance of the Income Plus, Multi Cap Growth and Aggressive Equity Portfolios was better than the peer group averages for the three- and five-year periods but below the peer group averages for the one-year period.

The Board noted that the performance of the Global Infrastructure and European Equity Portfolios was better than the peer group averages for the one- and five-year periods but below the peer group averages for the three-year period.

Performance Conclusions

With respect to the Money Market, Limited Duration and Strategist Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Income Plus, Multi Cap Growth, Global Infrastructure, Aggressive Equity and European Equity Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios. When a fund's management fee and/or its expense ratio are higher than comparable funds or peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that the management fees and total expense ratios for the Money Market, Limited Duration, Income Plus, Multi Cap Growth, Global Infrastructure, European Equity and Strategist Portfolios were lower than the peer group averages.

The Board noted for the Aggressive Equity Portfolio that the management fee and the total expense ratio was higher but close to its peer group average.

Fee and Expense Conclusions

With respect to the Money Market, Limited Duration, Income Plus, Multi Cap Growth, Global Infrastructure, Aggressive Equity, European Equity and Strategist Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited) continued

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Limited Duration, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited) continued

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2012 (unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (54.7%)
$5,000	ABN Amro Securities (USA) LLC, (dated 06/29/12; proceeds $5,000,067; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.63% due 12/31/14; valued at $5,100,040)	0.16%	07/02/12	$5,000,000
2,000	Bank of Montreal, (dated 06/19/12; proceeds $2,000,198; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.00% due 08/01/22 - 12/01/40; valued at $2,067,723)	0.17	07/10/12	2,000,000
10,000	Bank of Nova Scotia, (dated 06/29/12; proceeds $10,000,125; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.63% due 07/15/14; valued at $10,228,820)	0.15	07/02/12	10,000,000
11,208	BNP Paribas Securities Corp., (dated 06/29/12; proceeds $11,208,177; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 3.40% due 11/01/41; valued at $11,528,888)	0.19	07/02/12	11,208,000
20,000	Credit Agricole CIB, (dated 06/29/12; proceeds $20,000,250; fully collateralized by a U.S. Government Obligation; U.S. Treasury Strip Zero Coupon due 04/04/13; valued at $20,400,000)	0.15	07/02/12	20,000,000
5,000	TD Securities (USA) LLC, (dated 06/28/12; proceeds $5,000,136; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 05/15/38; valued at $5,100,011)	0.14	07/05/12	5,000,000
	Total Repurchase Agreements (Cost $53,208,000)			53,208,000
	Commercial Paper (16.9%)
	International Banks
1,000	BNZ International Funding Ltd. (a)	0.55	08/16/12	999,295
1,000	ING US Funding LLC	0.42	07/06/12	999,931
3,000	National Australia Funding Corp. (a)	0.13	07/05/12	2,999,946
2,000	NRW Bank (a)	0.25	07/02/12	1,999,972
500	Oversea Chinese Banking	0.48	01/02/13	498,786

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$4,500	Rabobank USA Financial Corp.	0.54 - 0.67%	07/30/12 - 10/02/12	$4,496,676
1,000	Sumitomo Mitsui Banking Corp. (a)	0.39	07/06/12	999,937
1,000	Toyota Motor Credit Corp.	0.13	07/10/12	999,964
2,500	Westpac Banking Corp. (a)	0.48	09/14/12	2,497,467
	Total Commercial Paper (Cost $16,491,974)			16,491,974
	Certificates of Deposit (13.4%)
	International Banks
3,000	Bank of Montreal	0.16	07/06/12	3,000,000
1,000	Deutsche Bank AG	0.52	10/18/12	1,000,000
3,000	Skandin Ens Banken	0.44 - 0.49	08/15/12 - 09/07/12	2,999,990
3,000	Sumitomo Mitsui Banking Corp.	0.36 - 0.38	07/06/12 - 08/01/12	3,000,000
1,000	Svenska Handelsbanken AB	0.60	08/02/12	1,000,000
2,000	Toronto Dominion Bank	0.17	07/19/12 - 07/20/12	2,000,000
	Total Certificates of Deposit (Cost $12,999,990)			12,999,990

		COUPON RATE(b)	DEMAND DATE(c)
	Floating Rate Notes (12.9%)
	International Banks
3,000	Bank of Nova Scotia	0.47 - 0.51%	07/26/12 - 10/02/12	04/26/13 - 07/02/13	2,999,836
4,000	Barclays Bank PLC	0.92	08/06/12	11/05/12	4,000,000
1,600	Commonwealth Bank of Australia (a)	0.63	08/23/12	11/16/12	1,600,883
3,000	Deutsche Bank AG	0.67	09/17/12	03/15/13	3,000,000
1,000	Westpac Banking Corp.	0.48	07/05/12	07/05/12	1,000,000
	Total Floating Rate Notes (Cost $12,600,719)				12,600,719

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE(b)	DEMAND DATE(c)	MATURITY DATE	VALUE
	Tax-Exempt Instruments (3.1%)
	Weekly Variable Rate Bonds
$3,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $3,000,000)	0.18%	07/06/12	10/01/48	$3,000,000

Total Investments (Cost $98,300,683)	101.0%	98,300,683
Liabilities in Excess of Other Assets	(1.0)	(1,004,857)
Net Assets	100.0%	$97,295,826

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Rate shown is the rate in effect at June 30, 2012.

  (c)  Date of next interest rate reset.

MATURITY SCHEDULE†

1 - 30 Days	75%
31 - 60 Days	14
61 - 90 Days	7
91 - 120 Days	3
121 + Days	1
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (54.9%)
	Basic Materials (2.9%)
$350	Anglo American Capital PLC (United Kingdom) (a)	9.375%	04/08/14	$393,767
190	ArcelorMittal (Luxembourg)	9.00	02/15/15	213,657
230	Barrick Gold Corp. (Canada)	1.75	05/30/14	232,933
115	Ecolab, Inc.	3.00	12/08/16	121,366
260	Kinross Gold Corp. (Canada)	3.625	09/01/16	262,281
350	Potash Corp. of Saskatchewan, Inc. (Canada)	5.25	05/15/14	376,353
				1,600,357
	Communications (5.3%)
375	AT&T, Inc.	2.50	08/15/15	390,672
300	Comcast Corp.	6.50	01/15/15	338,595
215	COX Communications, Inc.	4.625	06/01/13	222,595
220	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.75	10/01/14	236,280
290	NBC Universal Media LLC	2.10	04/01/14	295,277
145	News America, Inc.	5.30	12/15/14	159,016
200	Time Warner Cable, Inc.	8.25	02/14/14	222,762
250	Verizon Communications, Inc.	1.25	11/03/14	253,221
350	Viacom, Inc.	4.375	09/15/14	374,851
340	Vodafone Group PLC (United Kingdom)	5.00	12/16/13	360,551
				2,853,820
	Consumer, Cyclical (2.6%)
305	Best Buy Co., Inc.	3.75	03/15/16	298,029
280	Daimler Finance North America LLC (a)	1.875	09/15/14	281,645
220	Home Depot, Inc.	5.40	03/01/16	253,835
430	Volkswagen International Finance N.V. (Germany) (a)	1.625	03/22/15	431,775
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	139,101
				1,404,385
	Consumer, Non-Cyclical (8.1%)
250	Altria Group, Inc.	4.125	09/11/15	271,549
165	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.125	01/15/15	177,929
205	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	5.375	11/15/14	226,123
265	Bacardi Ltd. (Bermuda) (a)	7.45	04/01/14	292,680
260	Bunge Ltd. Finance Corp.	5.35	04/15/14	274,469
430	Coca-Cola Co. (The)	0.75	03/13/15	431,155
330	Delhaize Group SA (Belgium)	5.875	02/01/14	347,630
275	Diageo Capital PLC (United Kingdom)	1.50	05/11/17	276,335
15	Express Scripts Holding Co. (a)	2.65	02/15/17	15,277
200	Express Scripts Holding Co. (a)	2.75	11/21/14	204,396

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$350	Gilead Sciences, Inc.	3.05%	12/01/16	$369,879
120	GlaxoSmithKline Capital PLC (United Kingdom)	0.75	05/08/15	120,071
300	Kraft Foods, Inc.	6.75	02/19/14	328,755
225	Kroger Co. (The)	7.50	01/15/14	246,752
370	McKesson Corp.	3.25	03/01/16	397,513
175	PepsiCo, Inc.	0.75	03/05/15	174,636
250	Stryker Corp.	2.00	09/30/16	256,396
				4,411,545
	Energy (3.1%)
225	Enterprise Products Operating LLC, Series O	9.75	01/31/14	253,942
380	Marathon Petroleum Corp.	3.50	03/01/16	398,673
275	Phillips 66 (a)	1.95	03/05/15	277,149
320	Plains All American Pipeline L.P./PAA Finance Corp.	4.25	09/01/12	321,471
305	Spectra Energy Capital LLC	5.90	09/15/13	320,517
100	TransCanada PipeLines Ltd. (Canada)	0.875	03/02/15	99,885
				1,671,637
	Finance (25.0%)
265	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50	06/15/16	274,329
255	Abbey National Treasury Services PLC (United Kingdom)	2.875	04/25/14	248,782
110	Aflac, Inc.	3.45	08/15/15	117,156
475	American Express Co.	7.25	05/20/14	526,976
260	American International Group, Inc.	3.65	01/15/14	265,699
620	Bank of America Corp., Series 1	3.75	07/12/16	625,622
300	Barclays Bank PLC (United Kingdom)	5.20	07/10/14	316,229
330	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	333,300
320	BNP Paribas SA (France)	3.60	02/23/16	323,954
205	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	219,820
390	Canadian Imperial Bank of Commerce (Canada)	1.45	09/13/13	393,962
300	Capital One Financial Corp.	7.375	05/23/14	329,702
405	Citigroup, Inc. (See Note 6)	4.45	01/10/17	424,972
250	Commonwealth Bank of Australia (Australia)	1.95	03/16/15	251,777
115	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.375	01/19/17	118,481
340	Credit Suisse (Switzerland)	5.50	05/01/14	360,607
355	Deutsche Bank AG (Germany)	2.375	01/11/13	357,185
205	DNB Bank ASA (Norway) (a)	3.20	04/03/17	207,568
975	General Electric Capital Corp.	2.95	05/09/16	1,007,046
300	Genworth Life Institutional Funding Trust (a)	5.875	05/03/13	305,110
425	Goldman Sachs Group, Inc. (The)	3.625	02/07/16	425,402
250	Harley-Davidson Funding Corp. (a)	5.25	12/15/12	254,144

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$200	HCP, Inc.	2.70%	02/01/14	$203,273
350	HSBC Finance Corp.	5.25	04/15/15	374,793
200	ING Bank (Netherlands) (a)	3.75	03/07/17	199,273
425	JPMorgan Chase & Co.	1.875	03/20/15	424,951
135	JPMorgan Chase & Co.	3.15	07/05/16	138,965
200	LVMH Moet Hennessy Louis Vuitton SA (France) (a)	1.625	06/29/17	200,181
230	Macquarie Group Ltd. (Australia) (a)	7.30	08/01/14	244,983
200	Metropolitan Life Global Funding I (See Note 6) (a)	1.70	06/29/15	200,296
325	Metropolitan Life Global Funding I (See Note 6) (a)	2.00	01/10/14	328,443
350	Monumental Global Funding III (a)	5.25	01/15/14	371,443
250	National Australia Bank (Australia)	2.00	03/09/15	250,797
270	Nationwide Building Society (United Kingdom) (a)	4.65	02/25/15	279,706
30	Nissan Motor Acceptance Corp. (Japan) (a)	3.25	01/30/13	30,294
200	Nordea Bank AB (Sweden) (a)	2.25	03/20/15	200,853
270	Principal Financial Group, Inc.	7.875	05/15/14	300,826
320	Prudential Financial, Inc., MTN	4.75	09/17/15	344,773
300	Standard Chartered PLC (United Kingdom) (a)	3.85	04/27/15	314,026
250	Svenska Handelsbanken AB (Sweden)	2.875	04/04/17	253,713
365	UBS AG (Switzerland)	3.875	01/15/15	377,408
330	US Bancorp	2.20	11/15/16	340,695
470	Wells Fargo & Co.	3.676	06/15/16	500,728
				13,568,243
	Industrials (3.7%)
385	Agilent Technologies, Inc.	4.45	09/14/12	387,650
200	BAA Funding Ltd. (United Kingdom) (a)	2.50	06/25/15	201,263
200	BAT International Finance PLC (United Kingdom) (a)	1.40	06/05/15	200,119
125	Cardinal Health, Inc.	1.90	06/15/17	126,084
100	Covidien International Finance SA	1.35	05/29/15	100,201
90	Danaher Corp.	1.30	06/23/14	90,980
210	Experian Finance PLC (United Kingdom) (a)(b)	2.375	06/15/17	210,479
75	Kellogg Co.	1.125	05/15/15	75,414
150	Kraft Foods Group, Inc. (a)	1.625	06/04/15	151,695
75	McDonald's Corp.	0.75	05/29/15	75,045
60	Tyco Electronics Group SA (Luxembourg)	1.60	02/03/15	60,289
45	United Technologies Corp.	1.20	06/01/15	45,556
250	Waste Management, Inc.	2.60	09/01/16	256,796
				1,981,571

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Technology (1.5%)
$160	Applied Materials, Inc.	2.65%		06/15/16	$167,673
285	Hewlett-Packard Co.	3.30		12/09/16	298,204
330	Texas Instruments, Inc.	1.375		05/15/14	333,798
					799,675
	Utilities (2.7%)
300	Commonwealth Edison Co.	1.625		01/15/14	304,159
350	Enel Finance International N.V. (Italy) (a)	3.875		10/07/14	344,292
215	FirstEnergy Solutions Corp.	4.80		02/15/15	228,378
265	NextEra Energy Capital Holdings, Inc.	5.35		06/15/13	276,071
320	Sempra Energy	2.00		03/15/14	325,139
					1,478,039
	Total Corporate Bonds (Cost $29,649,561)				29,769,272
	U.S. Treasury Securities (17.0%)
	U.S. Treasury Notes
1,650		0.75		06/15/14	1,663,923
730		0.875		12/31/16	736,673
3,253		1.25		10/31/15	3,334,579
3,275		2.25		03/31/16	3,483,270
	Total U.S. Treasury Securities (Cost $9,217,033)				9,218,445
	Asset-Backed Securities (16.1%)
	Ally Master Owner Trust
100	(a)	1.992	(c)	01/15/15	100,816
200		2.15		01/15/16	203,703
225	(a)	2.88		04/15/15	228,047
800	American Express Credit Account Master Trust	1.492	(c)	03/15/17	820,391
37	ARI Fleet Lease Trust (a)	1.692	(c)	08/15/18	37,236
807	Capital One Multi-Asset Execution Trust	0.322	(c)	09/15/15	806,834
225	CarMax Auto Owner Trust	1.29		09/15/15	226,314
37	Chesapeake Funding LLC (a)	2.242	(c)	12/15/20	37,376
600	Citibank Credit Card Issuance Trust (See Note 6)	2.25		12/23/14	605,406
	CNH Equipment Trust
421		1.17		05/15/15	422,575
40		1.54		07/15/14	40,187
	Ford Credit Floorplan Master Owner Trust
775		1.792	(c)	09/15/14	777,537
375	(a)	4.20		02/15/17	405,063

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$330	GE Dealer Floorplan Master Note Trust	0.844	(c)%	07/20/16	$331,520
214	GE Equipment Midticket LLC (a)	0.94		07/14/14	214,533
555	Harley-Davidson Motorcycle Trust	1.16		02/15/15	556,110
310	Hyundai Auto Lease Securitization Trust 2011-A (a)	1.02		08/15/14	311,072
326	Hyundai Auto Receivables Trust	1.50		10/15/14	327,182
294	Macquarie Equipment Funding Trust (a)	1.21		09/20/13	294,422
118	MMAF Equipment Finance LLC (a)	2.37		11/15/13	118,123
	MMCA Automobile Trust
225	(a)	1.22		01/15/15	225,786
148	(a)	1.39		01/15/14	148,002
531	Nissan Auto Lease Trust	1.12		12/15/13	532,265
200	Nissan Master Owner Trust Receivables (a)	1.392	(c)	01/15/15	201,149
	North Carolina State Education Assistance Authority
216		0.916	(c)	01/25/21	216,133
225		1.266	(c)	07/25/25	224,435
100	Panhandle-Plains Higher Education Authority, Inc.	1.411	(c)	07/01/24	100,356
125	Toyota Auto Receivables Owner Trust	1.27		12/16/13	125,228
32	Wheels SPV LLC (a)	1.792	(c)	03/15/18	31,995
60	World Omni Automobile Lease Securitization Trust	0.93		11/16/15	60,087
	Total Asset-Backed Securities (Cost $8,637,600)				8,729,883
	Non-U.S. Government - Guaranteed (4.5%)
900	Commonwealth Bank of Australia (Australia) (a)	2.50		12/10/12	907,594
1,545	Swedbank AB (Sweden) (a)	2.90		01/14/13	1,564,535
	Total Non-U.S. Government - Guaranteed (Cost $1,880,889)				2,472,129
	Agency Adjustable Rate Mortgages (3.6%)
77	Federal Home Loan Mortgage Corporation, Conventional Pool	5.433		01/01/38	83,212
	Federal National Mortgage Association, Conventional Pools:
386		2.306		02/01/36	409,762
250		2.332		05/01/35	265,660
644		2.587		09/01/37	687,779
465		3.137		04/01/38	498,635
	Total Agency Adjustable Rate Mortgages (Cost $1,936,597)				1,945,048

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Agency Fixed Rate Mortgages (0.7%)
	Federal National Mortgage Association, Conventional Pools:
$191		6.50%		01/01/32 - 11/01/33	$219,530
115		7.00		08/01/29 - 06/01/32	136,674
	Total Agency Fixed Rate Mortgages (Cost $320,393)				356,204
	Collateralized Mortgage Obligation - Agency Collateral Series (0.6%)
282	Federal Home Loan Mortgage Corporation, REMIC (Cost $301,340)	7.50		09/15/29	332,012
	Municipal Bond (0.5%)
300	New Jersey Economic Development Authority (Cost $300,000)	1.468	(c)	06/15/13	301,158
	Sovereign (0.4%)
200	Qatar Government International Bond (Qatar) (Cost $211,500) (a)	4.00		01/20/15	211,200
	Short-Term Investments (1.1%)
	U.S. Treasury Security (0.7%)
385	U.S. Treasury Bill (Cost $384,914) (d)(e)	0.136		08/30/12	384,970
NUMBER OF SHARES (000)
	Investment Company (0.4%)
231	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $231,019)				231,019
	Total Short-Term Investments (Cost $615,933)				615,989
	Total Investments (Cost $53,070,846) (f)			99.4%	53,951,340
	Other Assets in Excess of Liabilities			0.6	312,584
	Net Assets			100.0%	$54,263,924

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

  MTN  Medium Term Note.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  When-issued security.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2012.

  (d)  Rate shown is the yield to maturity at June 30, 2012.

  (e)  A portion of this security has been physically segregated in connection with open futures contracts.

  (f)  Securities are available for collateral in connection with purchase of when-issued securities and futures contracts.

FUTURES CONTRACTS OPEN AT JUNE 30, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
23	Long	U.S. Treasury 2 yr. Note, Sep-12	$5,064,313	$(2,139)
40	Long	U.S. Treasury 5 yr. Note, Sep-12	4,958,750	7,844
Net Unrealized Appreciation				$5,705

LONG TERM CREDIT ANALYSIS++
AAA	21.6%
AA	33.1
A	28.5
BBB	16.5
Not Rated	0.3
	100.0	%+

  +  Does not include open long futures contracts with an underlying face amount of $10,023,063 with net unrealized appreciation of $5,705.

  ++  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited)

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (96.3%)
		Basic Materials (6.0%)
	$820	ArcelorMittal (Luxembourg)	9.85%	06/01/19	$977,094
EUR	811	ArcelorMittal, Series MT (Luxembourg)	7.25	04/01/14	225,208
	$540	Barrick Gold Corp. (Canada)	3.85	04/01/22	560,210
	1,570	CF Industries, Inc.	6.875	05/01/18	1,866,338
	575	Eastman Chemical Co.	3.60	08/15/22	587,674
	540	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.375	02/01/16	549,450
	205	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.875	02/01/18	207,819
	595	Georgia-Pacific LLC	8.875	05/15/31	841,060
	203	Goldcorp, Inc. (Canada)	2.00	08/01/14	229,644
	535	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	550,878
	600	Inversiones CMPC SA (Chile) (a)	4.50	04/25/22	596,871
	580	Kinross Gold Corp. (Canada)	5.125	09/01/21	587,855
	545	Lubrizol Corp.	8.875	02/01/19	745,027
	675	LyondellBasell Industries N.V. (a)	5.00	04/15/19	711,281
	1,000	MeadWestvaco Corp.	7.375	09/01/19	1,192,016
	290	Syngenta Finance N.V. (Switzerland)	4.375	03/28/42	313,460
	280	Teck Resources Ltd. (Canada)	6.25	07/15/41	314,593
	195	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	227,166
	210	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	246,409
					11,530,053
		Communications (11.4%)
	1,700	AT&T, Inc.	5.35	09/01/40	1,958,557
	875	AT&T, Inc.	6.30	01/15/38	1,093,707
	310	Cablevision Systems Corp.	7.75	04/15/18	331,700
	470	CenturyLink, Inc.	5.80	03/15/22	468,746
	655	CenturyLink, Inc.	6.45	06/15/21	682,734
	325	CenturyLink, Inc., Series Q	6.15	09/15/19	335,725
	920	Comcast Corp.	6.40	05/15/38	1,125,374
	625	Corning, Inc.	4.75	03/15/42	657,588
	195	CSC Holdings LLC (a)	6.75	11/15/21	208,650
	315	Deutsche Telekom International Finance BV (Germany)	6.75	08/20/18	379,731
	300	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	417,491
	1,425	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80	03/15/22	1,444,001
	510	DISH DBS Corp.	7.125	02/01/16	562,275

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$381	Liberty Interactive LLC	3.125%	03/30/23	$467,201
600	Motorola Solutions, Inc.	3.75	05/15/22	592,911
1,045	NBC Universal Media LLC	4.375	04/01/21	1,151,738
200	News America, Inc.	6.40	12/15/35	231,337
575	Omnicom Group, Inc.	3.625	05/01/22	585,461
263	Priceline.com, Inc. (a)	1.00	03/15/18	278,451
260	Qwest Corp.	6.875	09/15/33	260,000
213	Sable International Finance Ltd. (United Kingdom) (a)	7.75	02/15/17	221,520
351	SBA Communications Corp.	1.875	05/01/13	487,890
198	SBA Telecommunications, Inc.	8.25	08/15/19	217,800
350	Symantec Corp., Series B	1.00	06/15/13	360,063
655	Telecom Italia Capital SA (Italy)	7.175	06/18/19	655,000
375	Telefonaktiebolaget LM Ericsson (Sweden)	4.125	05/15/22	376,794
580	Telefonica Europe BV (Spain)	8.25	09/15/30	562,307
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,463,671
610	Time Warner, Inc.	6.50	11/15/36	724,282
1,295	Time Warner, Inc.	7.70	05/01/32	1,695,863
150	Verizon Communications, Inc.	6.40	02/15/38	195,475
715	Verizon Communications, Inc.	8.95	03/01/39	1,181,617
335	Vivendi SA (France) (a)	6.625	04/04/18	370,741
				21,746,401
	Consumer, Cyclical (4.9%)
1,105	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00	06/15/19	1,140,913
395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	605,996
925	Gap, Inc. (The)	5.95	04/12/21	960,404
105	Ingram Micro, Inc.	5.25	09/01/17	112,692
208	International Game Technology	3.25	05/01/14	230,620
285	Levi Strauss & Co.	7.625	05/15/20	304,238
350	Macy's Retail Holdings, Inc.	3.875	01/15/22	368,699
1,450	McDonald's Corp.	2.625	01/15/22	1,479,497
620	QVC, Inc. (a)	7.125	04/15/17	658,748
565	Volkswagen International Finance N.V. (Germany) (a)	2.375	03/22/17	574,580
780	Wyndham Worldwide Corp.	4.25	03/01/22	786,927
500	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)	5.375	03/15/22	503,750
265	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	294,813
1,040	Yum! Brands, Inc.	6.875	11/15/37	1,382,073
				9,403,950

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Consumer, Non-Cyclical (8.6%)
$245	Amgen, Inc.	3.875%	11/15/21	$259,194
950	BAT International Finance PLC (United Kingdom) (a)	2.125	06/07/17	949,853
795	Boston Scientific Corp.	6.00	01/15/20	949,609
720	Cigna Corp.	5.375	02/15/42	768,973
220	Covidien International Finance SA	3.20	06/15/22	227,296
1,185	Delhaize Group SA (Belgium)	5.70	10/01/40	998,602
475	Diageo Investment Corp. (United Kingdom)	2.875	05/11/22	488,990
690	Express Scripts Holding Co. (a)	2.65	02/15/17	702,744
370	Express Scripts Holding Co. (a)	3.90	02/15/22	384,278
420	Gilead Sciences, Inc.	1.00	05/01/14	523,950
320	Gilead Sciences, Inc.	5.65	12/01/41	374,437
490	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	545,074
700	Kraft Foods, Inc.	6.875	02/01/38	918,596
400	Kraft Foods, Inc.	6.875	01/26/39	521,518
415	Life Technologies Corp.	6.00	03/01/20	487,628
835	Lorillard Tobacco Co.	8.125	06/23/19	1,037,726
875	PepsiCo, Inc.	2.75	03/05/22	885,015
600	Philip Morris International, Inc.	4.50	03/20/42	640,758
550	SABMiller Holdings, Inc. (a)	3.75	01/15/22	586,075
305	SABMiller Holdings, Inc. (a)	4.95	01/15/42	338,959
800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	866,000
260	Smithfield Foods, Inc.	4.00	06/30/13	290,550
665	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	700,820
520	TreeHouse Foods, Inc.	7.75	03/01/18	564,850
630	Verisk Analytics, Inc.	5.80	05/01/21	704,371
280	Vertex Pharmaceuticals, Inc.	3.35	10/01/15	367,150
235	Viropharma, Inc.	2.00	03/15/17	334,288
				16,417,304
	Energy (8.3%)
356	Alpha Natural Resources, Inc.	2.375	04/15/15	303,045
85	Alpha Natural Resources, Inc.	6.00	06/01/19	72,888
370	Alpha Natural Resources, Inc.	6.25	06/01/21	314,500
1,075	BP Capital Markets PLC (United Kingdom)	3.245	05/06/22	1,115,387
450	Canadian Natural Resources Ltd. (Canada)	6.25	03/15/38	553,228
225	Canadian Oil Sands Ltd. (Canada) (a)	6.00	04/01/42	239,569
550	Canadian Oil Sands Ltd. (Canada) (a)	7.75	05/15/19	675,056
394	Chesapeake Energy Corp.	2.75	11/15/35	361,987
300	Chesapeake Energy Corp.	6.775	03/15/19	292,875
150	Concho Resources, Inc.	7.00	01/15/21	161,250

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$745	Continental Resources, Inc.	7.125%	04/01/21	$834,400
	275	Enterprise Products Operating LLC	5.25	01/31/20	315,512
	850	Enterprise Products Operating LLC	5.95	02/01/41	964,731
	490	EQT Corp.	4.875	11/15/21	501,440
	500	Halliburton Co.	4.50	11/15/41	526,482
	325	Marathon Petroleum Corp.	5.125	03/01/21	364,516
	775	Marathon Petroleum Corp.	6.50	03/01/41	883,790
	325	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25	06/15/22	336,375
	820	Murphy Oil Corp.	4.00	06/01/22	836,798
	925	Phillips 66 (a)	4.30	04/01/22	975,010
	1,095	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	1,284,260
	675	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	891,489
	355	Sinopec Group Overseas Development 2012 Ltd. (China) (a)(b)	2.75	05/17/17	361,901
	225	Spectra Energy Capital LLC	8.00	10/01/19	288,652
	900	Total Capital International SA (France)	2.875	02/17/22	914,393
	700	Valero Energy Corp.	6.125	02/01/20	809,439
	550	Weatherford International Ltd.	4.50	04/15/22	564,786
					15,743,759
		Finance (38.8%)
EUR	200	Aabar Investments PJSC (United Arab Emirates)	4.00	05/27/16	241,331
	$630	ABN Amro Bank N.V. (Netherlands) (a)	4.25	02/02/17	643,009
	1,125	Aegon N.V. (Netherlands)	4.625	12/01/15	1,201,455
	264	Affiliated Managers Group, Inc.	3.95	08/15/38	286,110
	475	Alexandria Real Estate Equities, Inc.	4.60	04/01/22	487,283
	1,285	American Financial Group, Inc.	9.875	06/15/19	1,615,911
	1,000	American Honda Finance Corp. (a)	2.125	02/28/17	1,012,807
	720	American International Group, Inc.	6.40	12/15/20	816,015
	1,415	Amgen, Inc.	2.125	05/15/17	1,433,261
	432	Ares Capital Corp. (a)	5.75	02/01/16	441,720
	1,150	Banco de Credito del Peru (Peru) (a)	4.75	03/16/16	1,187,375
	990	Banco Votorantim SA (Brazil) (a)	5.25	02/11/16	1,017,225
	780	Barclays Bank PLC (United Kingdom) (a)	6.05	12/04/17	791,757
	1,135	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	1,146,350
	610	Bear Stearns Cos. LLC (The)	5.55	01/22/17	659,047
	300	Billion Express Investments Ltd. (China) (b)	0.75	10/18/15	297,375
	540	BNP Paribas SA (France)	5.00	01/15/21	555,279
	490	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	533,857

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$780	Capital One Bank, USA NA	8.80%		07/15/19	$983,638
800	Capital One Capital VI	8.875		05/15/40	817,000
970	CIT Group, Inc.	5.00		05/15/17	999,706
1,735	Citigroup, Inc. (See Note 6)	5.875		05/29/37	1,896,870
1,230	Citigroup, Inc. (See Note 6)	8.50		05/22/19	1,521,142
700	CNA Financial Corp.	7.35		11/15/19	829,321
680	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.875		02/08/22	693,099
260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(c)	06/30/19(d)	328,783
600	Credit Agricole SA (France) (a)	8.375	(c)	10/13/19(d)	499,500
765	Credit Suisse (Switzerland)	5.40		01/14/20	796,880
280	Credit Suisse (Switzerland)	6.00		02/15/18	299,948
800	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	830,304
425	Discover Bank	7.00		04/15/20	495,404
715	Discover Bank	8.70		11/18/19	889,574
990	DNB Bank ASA (Norway) (a)	3.20		04/03/17	1,002,401
270	ERP Operating LP	4.625		12/15/21	293,820
750	Farmers Insurance Exchange (a)	8.625		05/01/24	975,820
1,060	Ford Motor Credit Co., LLC (a)	4.207		04/15/16	1,101,641
600	Ford Motor Credit Co., LLC	5.00		05/15/18	638,629
400	Ford Motor Credit Co., LLC	5.875		08/02/21	445,797
545	General Electric Capital Corp.	5.30		02/11/21	612,769
1,550	General Electric Capital Corp., MTN	5.875		01/14/38	1,785,642
1,650	General Electric Capital Corp., Series G	6.00		08/07/19	1,933,472
1,195	Genworth Financial, Inc.	7.70		06/15/20	1,182,388
565	Goldman Sachs Group, Inc. (The)	5.75		01/24/22	597,515
815	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	884,598
1,565	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,538,364
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	991,372
550	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	656,528
600	Hartford Financial Services Group, Inc.	5.50		03/30/20	627,419
1,675	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	1,582,156
185	HCP, Inc.	5.625		05/01/17	204,490
300	Health Care REIT, Inc.	4.75		07/15/27	353,250
485	HSBC Finance Corp.	6.676		01/15/21	525,976
1,890	HSBC Holdings PLC (United Kingdom)	4.00		03/30/22	1,966,528
705	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	779,709
595	Huntington Bancshares, Inc.	7.00		12/15/20	697,840
575	ING Bank (Netherlands) (a)	3.75		03/07/17	572,911

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$945	International Lease Finance Corp.	6.25%		05/15/19	$962,955
1,325	JPMorgan Chase & Co.	4.50		01/24/22	1,430,103
660	JPMorgan Chase Capital XXVII	7.00		11/01/39	661,650
260	Lloyds TSB Bank PLC (United Kingdom)	6.375		01/21/21	295,147
500	Mack-Cali Realty LP	4.50		04/18/22	514,033
710	Macquarie Bank Ltd. (Australia) (a)	6.625		04/07/21	713,071
705	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	702,402
930	Merrill Lynch & Co., Inc.	7.75		05/14/38	1,063,989
3,625	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	4,061,051
600	Metlife Capital Trust IV (See Note 6) (a)	7.875		12/15/37	669,000
840	Mizuho Corporate Bank Ltd. (Japan) (a)	2.55		03/17/17	853,196
1,315	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	1,420,698
525	Nationwide Financial Services (a)	5.375		03/25/21	543,995
1,100	Nordea Bank AB (Sweden) (a)	4.875		05/13/21	1,073,673
370	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	405,635
1,025	Principal Financial Group, Inc.	8.875		05/15/19	1,330,382
925	Protective Life Corp.	7.375		10/15/19	1,070,684
635	Prudential Financial, Inc., MTN	6.625		12/01/37	720,546
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(c)	05/24/41	700,479
785	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875		03/16/15	812,789
360	Santander Holdings USA, Inc. (Spain)	4.625		04/19/16	348,185
700	Santander US Debt SAU (Spain) (a)	3.724		01/20/15	651,466
1,060	SLM Corp., MTN	6.25		01/25/16	1,118,300
495	SLM Corp., MTN	8.00		03/25/20	544,500
885	Standard Chartered Bank (United Kingdom) (a)	6.40		09/26/17	987,625
900	Svenska Handelsbanken AB (Sweden)	2.875		04/04/17	913,366
250	Wachovia Bank NA	6.60		01/15/38	316,594
900	Wells Operating Partnership II LP	5.875		04/01/18	936,877
					74,021,762
	Industrials (10.7%)
415	ABB Finance USA, Inc. (Switzerland)	2.875		05/08/22	420,692
522	Anixter, Inc.	5.625		05/01/19	541,575
1,060	BAA Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,120,633
540	Ball Corp.	7.375		09/01/19	599,400
500	Bemis Co., Inc.	4.50		10/15/21	540,624
255	Bombardier, Inc. (Canada) (a)	7.50		03/15/18	280,819
505	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	564,338
675	Boston Properties LP	3.85		02/01/23	682,784
1,000	Burlington Northern Santa Fe LLC	3.05		03/15/22	1,011,064

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$885	Cardinal Health, Inc.	1.90%	06/15/17	$892,676
300	Comcast Corp. (e)	4.65	07/15/42	301,349
820	CRH America, Inc.	6.00	09/30/16	898,452
480	CRH America, Inc.	8.125	07/15/18	572,471
585	Crown Americas LLC/Crown Americas Capital Corp. III	6.25	02/01/21	642,037
630	Deere & Co.	3.90	06/09/42	628,658
450	Discovery Communications LLC	3.30	05/15/22	455,101
645	Experian Finance PLC (United Kingdom) (a)(e)	2.375	06/15/17	646,472
248	General Cable Corp.	4.50	11/15/29	242,730
545	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00	12/30/19	572,264
975	International Business Machines Corp.	1.875	05/15/19	986,947
950	Koninklijke Philips Electronics N.V. (Netherlands)	3.75	03/15/22	987,988
915	L-3 Communications Corp.	4.95	02/15/21	991,278
670	Lafarge SA (France) (a)	6.20	07/09/15	717,282
750	Odebrecht Finance Ltd. (Brazil) (a)	6.00	04/05/23	793,725
374	Owens-Brockway Glass Container, Inc. (a)	3.00	06/01/15	359,040
675	Pioneer Natural Resources Co.	3.95	07/15/22	677,996
950	Republic Services, Inc.	3.55	06/01/22	962,264
135	Sonoco Products Co.	4.375	11/01/21	142,660
470	Sonoco Products Co.	5.75	11/01/40	534,574
525	United Technologies Corp.	4.50	06/01/42	579,122
975	URS Corp. (a)	3.85	04/01/17	963,873
				20,310,888
	Technology (1.8%)
703	Fidelity National Information Services, Inc. (a)	5.00	03/15/22	718,817
235	Hewlett-Packard Co.	2.60	09/15/17	236,179
845	Hewlett-Packard Co.	4.65	12/09/21	887,424
234	Intel Corp.	2.95	12/15/35	265,883
255	Lam Research Corp.	1.25	05/15/18	252,769
434	Microsoft Corp. (a)	0.00	06/15/13	462,752
284	Rovi Corp.	2.625	02/15/40	274,770
276	SanDisk Corp.	1.50	08/15/17	285,315
				3,383,909
	Utilities (5.8%)
1,110	AES Corp. (The)	8.00	06/01/20	1,279,275
775	Boston Gas Co. (a)	4.487	02/15/42	821,720
495	CMS Energy Corp.	5.05	03/15/22	515,908
280	CMS Energy Corp.	6.25	02/01/20	312,348

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$750	EDP Finance BV (Portugal) (a)	4.90%	10/01/19	$604,888
675	Enel Finance International N.V. (Italy) (a)	5.125	10/07/19	645,762
2,100	Exelon Generation Co., LLC	4.00	10/01/20	2,116,788
975	FirstEnergy Solutions Corp.	6.05	08/15/21	1,072,724
975	FirstEnergy Solutions Corp.	6.80	08/15/39	1,027,140
575	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00	09/11/19	531,819
900	PPL WEM Holdings PLC (a)	3.90	05/01/16	944,091
1,150	Puget Energy, Inc.	6.50	12/15/20	1,254,805
				11,127,268
	Total Corporate Bonds (Cost $171,443,789)			183,685,294
	Asset-Backed Securities (0.9%)
	CVS Pass-Through Trust
1,435		6.036	12/10/28	1,622,978
114	(a)	8.353	07/10/31	149,080
	Total Asset-Backed Securities (Cost $1,554,468)			1,772,058
	Municipal Bond (0.4%)
600	State of California, General Obligation Bonds (Cost $603,036)	5.95	04/01/16	685,080
	Sovereign (0.2%)
395	Korea Development Bank (The) (Korea, Republic of) (Cost $393,218)	3.875	05/04/17	420,935
	Agency Fixed Rate Mortgage (0.0%)
1	Federal Home Loan Mortgage Corporation, Gold Pool (Cost $1,417)	6.50	12/01/28	1,561
NUMBER OF SHARES
	Convertible Preferred Stocks (0.3%)
	Diversified Financial Services (0.2%)
350	Bank of America Corp., Series L			341,250
	Electric Utilities (0.1%)
4,430	PPL Corp.			234,347
	Total Convertible Preferred Stocks (Cost $585,890)			575,597

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investments (1.4%)
	U.S. Treasury Securities (0.1%)
	U.S. Treasury Bills
$25	(f)(g)	0.101%	08/30/12	$24,997
175	(f)(g)	0.136	08/30/12	174,987
	Total U.S. Treasury Securities (Cost $199,957)			199,984
NUMBER OF SHARES (000)
	Investment Company (1.3%)
2,384	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $2,384,162)			2,384,162
	Total Short-Term Investments (Cost $2,584,119)			2,584,146
	Total Investments (Cost $177,165,937) (h)		99.5%	189,724,671
	Other Assets in Excess of Liabilities		0.5	996,664
	Net Assets		100.0%	$190,721,335

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2012.

  (d)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at June 30, 2012.

  (e)  When-issued security.

  (f)  Rate shown is the yield to maturity at June 30, 2012.

  (g)  A portion of this security has been physically segregated in connection with open futures contracts.

  (h)  Securities are available for collateral in connection with purchase of when-issued securities, open foreign currency exchange contracts, futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT JUNE 30, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
Goldman Sachs International	EUR	396,597	$491,290	07/13/12	$(10,642)

FUTURES CONTRACTS OPEN AT JUNE 30, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
135	Long	U.S. Treasury 2 yr. Note, Sep-12	$29,725,312	$(12,553)
48	Long	U.S. Treasury Ultra Long Bond, Sep-12	8,008,500	14,815
37	Long	U.S. Treasury 5 yr. Note, Sep-12	4,586,844	8,094
19	Short	U.S. Treasury 30 yr. Bond, Sep-12	(2,811,406)	(94)
284	Short	U.S. Treasury 10 yr. Note, Sep-12	(37,878,500)	(93,657)
Net Unrealized Depreciation				$(83,395)

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Goldman Sachs International	$2,200	3 Month LIBOR	Receive	2.42%	03/22/22	$(149,688)
JPMorgan Chase Bank	1,069	3 Month LIBOR	Receive	2.43	03/22/22	(74,176)
Total Unrealized Depreciation						$(223,864)

LIBOR  London Interbank Offered Rate.

Currency Abbreviations:

EUR  Euro.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Summary of Investments ■ June 30, 2012 (unaudited) continued

LONG TERM CREDIT ANALYSIS++
AA	6.5%
A	30.9
BBB	49.5
BB	9.4
B or Below	1.3
Not Rated	2.4
	100.0	%+

  +  Does not include open foreign currency exchange contracts with total unrealized depreciation of $10,642. Does not include open long/short futures contracts with an underlying face amount of $83,010,562 with net unrealized depreciation of $83,395. Also does not include open swap agreements with total unrealized depreciation of $223,864.

  ++  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.5%)
	Australia (5.3%)
	Airports
39,313	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$97,050
266,364	Sydney Airport (Stapled Securities) (a)	793,618
		890,668
	Diversified
271,480	DUET Group (Stapled Securities) (a)(b)	512,343
	Oil & Gas Storage & Transportation
122,600	APA Group (Stapled Securities) (a)(b)	628,243
	Toll Roads
75,579	Macquarie Atlas Roads Group (Stapled Securities) (a)(c)	116,676
235,415	Transurban Group (Stapled Securities) (a)	1,372,614
		1,489,290
	Transmission & Distribution
224,049	Spark Infrastructure Group	350,276
	Total Australia	3,870,820
	Brazil (0.8%)
	Water
7,800	Cia de Saneamento Basico do Estado de Sao Paulo ADR	591,708
	Canada (11.3%)
	Oil & Gas Storage & Transportation
81,240	Enbridge, Inc.	3,244,493
4,398	Keyera Corp.	183,074
113,500	TransCanada Corp.	4,756,944
	Total Canada	8,184,511

NUMBER OF SHARES		VALUE
	China (14.7%)
	Oil & Gas Storage & Transportation
755,000	Beijing Enterprises Holdings Ltd. (d)	$4,557,072
5,936,000	China Gas Holdings Ltd. (d)	2,966,181
246,000	ENN Energy Holdings Ltd. (d)	865,013
1,610,000	Sichuan Expressway Co., Ltd., H Shares (d)	546,119
		8,934,385
	Ports
223,529	China Merchants Holdings International Co., Ltd. (d)	683,686
	Toll Roads
1,078,000	Jiangsu Expressway Co., Ltd., H Shares (d)	1,011,401
	Total China	10,629,472
	France (3.8%)
	Communications
20,991	Eutelsat Communications SA	645,406
89,415	SES SA	2,114,426
	Total France	2,759,832
	Germany (0.4%)
	Airports
4,775	Fraport AG Frankfurt Airport Services Worldwide	257,093
	Italy (5.2%)
	Oil & Gas Storage & Transportation
232,796	Snam SpA	1,037,805
	Toll Roads
53,044	Atlantia SpA	677,487
179,235	Societa Iniziative Autostradali e Servizi SpA	1,264,469
		1,941,956

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Transmission & Distribution
214,100	Terna Rete Elettrica Nazionale SpA	$771,425
	Total Italy	3,751,186
	Japan (1.1%)
	Oil & Gas Storage & Transportation
152,000	Tokyo Gas Co., Ltd.	776,274
	Netherlands (0.8%)
	Oil & Gas Storage & Transportation
9,106	Koninklijke Vopak N.V.	583,935
	Spain (1.4%)
	Diversified
31,263	Ferrovial SA	352,494
	Oil & Gas Storage & Transportation
15,256	Enagas SA	278,393
	Toll Roads
29,223	Abertis Infraestructuras SA	395,676
	Total Spain	1,026,563
	Switzerland (1.2%)
	Airports
2,517	Flughafen Zuerich AG (Registered)	883,875
	United Kingdom (11.0%)
	Transmission & Distribution
571,500	National Grid PLC	6,049,115
	Water
31,700	Severn Trent PLC	821,037
102,700	United Utilities Group PLC	1,086,625
		1,907,662
	Total United Kingdom	7,956,777

NUMBER OF SHARES		VALUE
	United States (40.5%)
	Communications
49,490	American Tower Corp., Class A	$3,459,846
35,610	Crown Castle International Corp. (c)	2,088,883
44,600	SBA Communications Corp., Class A (c)	2,544,430
		8,093,159
	Diversified
48,770	CenterPoint Energy, Inc.	1,008,076
	Oil & Gas Storage & Transportation
9,660	AGL Resources, Inc.	374,325
5,070	Atmos Energy Corp.	177,805
56,413	Enbridge Energy Management LLC (c)	1,803,524
10,037	Kinder Morgan Management LLC (c)	736,917
13,170	Kinder Morgan, Inc.	424,337
13,900	New Jersey Resources Corp.	606,179
39,390	NiSource, Inc.	974,902
26,940	Oneok, Inc.	1,139,831
41,120	PG&E Corp.	1,861,502
38,790	Sempra Energy	2,671,855
91,546	Spectra Energy Corp.	2,660,327
8,480	WGL Holdings, Inc.	337,080
53,140	Williams Cos., Inc. (The)	1,531,495
		15,300,079
	Transmission & Distribution
21,290	ITC Holdings Corp.	1,467,094
67,178	Northeast Utilities	2,607,178
12,860	Pepco Holdings, Inc.	251,670
		4,325,942
	Water
15,810	American Water Works Co., Inc.	541,967
	Total United States	29,269,223
	Total Common Stocks (Cost $57,439,296)	70,541,269

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (1.5%)
	Investment Company
1,093	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio - Institutional Class (See Note 6) (Cost $1,092,962)	$1,092,962
Total Investments (Cost $58,532,258) (e)	99.0%	71,634,231
Other Assets in Excess of Liabilities	1.0	709,555
Net Assets	100.0%	$72,343,786

ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (c)  Non-income producing security.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $32,495,827 and 44.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$35,723,625	49.9%
Transmission & Distribution	11,496,758	16.0
Communications	10,852,991	15.2
Toll Roads	4,838,323	6.8
Water	3,041,337	4.2
Airports	2,031,636	2.8
Diversified	1,872,913	2.6
Investment Company	1,092,962	1.5
Ports	683,686	1.0
	$71,634,231	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.2%)
	Belgium (1.7%)
	Chemicals
18,541	Umicore SA	$857,106
	Finland (1.8%)
	Machinery
14,617	Kone Oyj, Class B	885,138
	France (8.1%)
	Commercial Banks
24,034	BNP Paribas SA	927,803
29,204	Societe Generale SA (a)	688,546
		1,616,349
	Electrical Equipment
16,608	Schneider Electric SA	925,376
	Hotels, Restaurants & Leisure
21,699	Accor SA	683,187
	Media
32,319	SES SA	764,258
	Total France	3,989,170
	Germany (12.9%)
	Automobiles
23,494	Daimler AG (Registered)	1,056,617
	Health Care Providers & Services
11,062	Fresenius SE & Co., KGaA	1,147,076
	Industrial Conglomerates
15,742	Siemens AG (Registered)	1,323,236
	Insurance
6,529	Muenchener Rueckversicherungs AG (Registered)	921,175
	Machinery
6,654	MAN SE	680,051
	Pharmaceuticals
17,083	Bayer AG (Registered)	1,231,832
	Total Germany	6,359,987

NUMBER OF SHARES		VALUE
	Netherlands (3.2%)
	Media
81,718	Reed Elsevier N.V.	$934,798
	Metals & Mining
42,802	ArcelorMittal	661,208
	Total Netherlands	1,596,006
	Portugal (1.3%)
	Oil, Gas & Consumable Fuels
48,284	Galp Energia SGPS SA, Class B	612,405
	Spain (4.0%)
	Commercial Banks
133,152	Banco Bilbao Vizcaya Argentaria SA	959,673
	Information Technology Services
48,175	Amadeus IT Holding SA, Class A	1,020,207
	Total Spain	1,979,880
	Sweden (1.4%)
	Wireless Telecommunication Services
7,177	Millicom International Cellular SA SDR	677,134
	Switzerland (14.6%)
	Food Products
44,160	Nestle SA (Registered)	2,634,207
	Insurance
4,822	Zurich Insurance Group AG (a)	1,087,938
	Pharmaceuticals
32,909	Novartis AG (Registered)	1,835,662
9,732	Roche Holding AG (Genusschein)	1,680,010
		3,515,672
	Total Switzerland	7,237,817

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	United Kingdom (48.2%)
	Aerospace & Defense
105,505	Rolls-Royce Holdings PLC (a)	$1,423,358
	Commercial Banks
307,796	Barclays PLC	787,894
247,419	HSBC Holdings PLC	2,181,604
		2,969,498
	Food & Staples Retailing
185,635	WM Morrison Supermarkets PLC	774,749
	Household Products
22,307	Reckitt Benckiser Group PLC	1,176,510
	Insurance
99,602	Prudential PLC	1,154,027
	Metals & Mining
32,607	Anglo American PLC	1,069,836
66,097	Xstrata PLC	834,278
		1,904,114
	Oil, Gas & Consumable Fuels
79,325	BG Group PLC	1,623,611
264,535	BP PLC	1,772,428
61,421	Royal Dutch Shell PLC, Class A	2,069,044
40,852	Tullow Oil PLC	943,038
		6,408,121
	Pharmaceuticals
76,342	GlaxoSmithKline PLC	1,731,120
	Professional Services
68,476	Experian PLC	967,304
	Tobacco
36,516	British American Tobacco PLC	1,858,603
36,173	Imperial Tobacco Group PLC	1,391,831
		3,250,434

NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
735,393	Vodafone Group PLC	$2,066,187
	Total United Kingdom	23,825,422
	Total Common Stocks (Cost $42,865,159)	48,020,065
NUMBER OF SHARES (000)
	Short-Term Investment (2.3%)
	Investment Company
1,158	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,158,271)	1,158,271
Total Investments (Cost $44,023,430) (b)(c)	99.5%	49,178,336
Other Assets in Excess of Liabilities	0.5	266,921
Net Assets	100.0%	$49,445,257

SDR  Swedish Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities are available for collateral in connection with open foreign currency exchange contracts.

  (c)  The fair value and percentage of net assets, $48,020,065 and 97.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT JUNE 30, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED DEPRECIATION
State Street Bank London	GBP	3,055,000	EUR	3,773,646	07/13/2012	$(8,551)

Currency Abbreviations:

EUR  Euro.

GBP  British Pound.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$7,020,526	14.3%
Pharmaceuticals	6,478,624	13.2
Commercial Banks	5,545,520	11.3
Tobacco	3,250,434	6.6
Insurance	3,163,140	6.4
Wireless Telecommunication Services	2,743,321	5.6
Food Products	2,634,207	5.4
Metals & Mining	2,565,322	5.2
Media	1,699,056	3.4
Machinery	1,565,189	3.2
Aerospace & Defense	1,423,358	2.9
Industrial Conglomerates	1,323,236	2.7
Household Products	1,176,510	2.4
Investment Company	1,158,271	2.3

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Health Care Providers & Services	$1,147,076		2.3%
Automobiles	1,056,617		2.1
Information Technology Services	1,020,207		2.1
Professional Services	967,304		2.0
Electrical Equipment	925,376		1.9
Chemicals	857,106		1.7
Food & Staples Retailing	774,749		1.6
Hotels, Restaurants & Leisure	683,187		1.4
	$49,178,336	+	100.0%

+  Does not include open foreign currency exchange contracts with total unrealized depreciation of $8,551.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.8%)
	Air Transport (1.6%)
92,758	Expeditors International of Washington, Inc.	$3,594,373
	Alternative Energy (3.6%)
77,286	Range Resources Corp.	4,781,685
138,458	Ultra Petroleum Corp. (a)	3,194,226
		7,975,911
	Beverage: Brewers & Distillers (1.3%)
260,410	DE Master Blenders 1753 N.V. (Netherlands) (a)	2,936,279
	Biotechnology (2.3%)
128,513	Illumina, Inc. (a)	5,190,640
	Chemicals: Diversified (3.0%)
81,976	Monsanto Co.	6,785,973
	Commercial Finance & Mortgage Companies (1.5%)
630,526	BM&F Bovespa SA (Brazil)	3,217,770
	Commercial Services (4.5%)
133,491	Intertek Group PLC (United Kingdom)	5,610,298
87,537	Weight Watchers International, Inc. (a)	4,513,408
		10,123,706
	Communications Technology (3.4%)
156,909	Motorola Solutions, Inc.	7,548,892
	Computer Services, Software & Systems (19.8%)
61,290	Baidu, Inc. ADR (China) (a)	7,047,124
167,392	Facebook, Inc. (a)	5,209,239
327,898	Facebook, Inc., Class B (a)(b)(c)	9,354,930
16,821	Google, Inc., Class A (a)	9,757,358
53,696	LinkedIn Corp., Class A (a)	5,706,274
39,990	Salesforce.com, Inc. (a)	5,529,017
287,079	Zynga, Inc., Class A (a)	1,561,710
		44,165,652

NUMBER OF SHARES		VALUE
	Computer Technology (10.8%)
34,242	Apple, Inc. (a)	$19,997,328
215,324	Yandex N.V., Class A (Russia) (a)	4,101,922
		24,099,250
	Consumer Lending (3.0%)
7,810	Mastercard, Inc., Class A	3,359,159
27,387	Visa, Inc., Class A	3,385,855
		6,745,014
	Diversified Retail (14.7%)
87,805	Amazon.com, Inc. (a)	20,050,272
491,036	Groupon, Inc. (a)	5,219,712
11,336	Priceline.com, Inc. (a)	7,532,999
		32,802,983
	Financial Data & Systems (5.3%)
159,792	MSCI, Inc., Class A (a)	5,436,124
128,781	Verisk Analytics, Inc., Class A (a)	6,343,752
		11,779,876
	Foods (0.7%)
52,082	Hillshire Brands Co.	1,509,857
	Health Care Services (4.3%)
121,773	athenahealth, Inc. (a)	9,640,768
	Insurance: Property-Casualty (1.8%)
197,260	Progressive Corp. (The)	4,108,926
	Medical Equipment (3.5%)
13,934	Intuitive Surgical, Inc. (a)	7,716,510
	Metals & Minerals: Diversified (1.9%)
2,494,075	Lynas Corp., Ltd. (Australia) (a)	2,205,188
94,351	Molycorp, Inc. (a)	2,033,264
		4,238,452

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (REIT) (3.6%)
244,421	Brookfield Asset Management, Inc., Class A (Canada)	$8,090,335
	Recreational Vehicles & Boats (3.4%)
262,869	Edenred (France)	7,459,093
	Wholesale & International Trade (1.8%)
2,044,000	Li & Fung Ltd. (d)	3,966,277
	Total Common Stocks (Cost $164,869,334)	213,696,537
	Convertible Preferred Stocks (1.0%)
	Alternative Energy (0.9%)
586,326	Better Place, Inc. (a)(b)(c)	1,940,739
	Computer Services, Software & Systems (0.1%)
28,236	Workday, Inc. (a)(b)(c)	374,409
	Total Convertible Preferred Stocks (Cost $1,840,224)	2,315,148
NUMBER OF SHARES (000)
	Short-Term Investment (3.0%)
	Investment Company
6,674	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $6,673,526)	6,673,526
Total Investments (Cost $173,383,084) (e)	99.8%	222,685,211
Other Assets in Excess of Liabilities	0.2	469,019
Net Assets	100.0%	$223,154,230

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Illiquid security. Resale is restricted to qualified institutional investors.

  (c)  At June 30, 2012, the Portfolio held fair valued securities valued at $11,670,078, representing 5.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $19,240,856 and 8.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Summary of Investments ■ June 30, 2012 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$44,540,061	20.0%
Diversified Retail	32,802,983	14.7
Computer Technology	24,099,250	10.8
Financial Data & Systems	11,779,876	5.3
Commercial Services	10,123,706	4.6
Alternative Energy	9,916,650	4.5
Health Care Services	9,640,768	4.3
Real Estate Investment Trusts (REIT)	8,090,335	3.6
Medical Equipment	7,716,510	3.5
Communications Technology	7,548,892	3.4
Recreational Vehicles & Boats	7,459,093	3.4
Chemicals: Diversified	6,785,973	3.1
Consumer Lending	6,745,014	3.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$6,673,526	3.0%
Biotechnology	5,190,640	2.3
Metals & Minerals: Diversified	4,238,452	1.9
Insurance: Property-Casualty	4,108,926	1.8
Wholesale & International Trade	3,966,277	1.8
Air Transport	3,594,373	1.6
Commercial Finance & Mortgage Companies	3,217,770	1.4
Beverage: Brewers & Distillers	2,936,279	1.3
Foods	1,509,857	0.7
	$222,685,211	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.6%)
	Air Transport (1.6%)
11,735	Expeditors International of Washington, Inc.	$454,731
	Alternative Energy (3.6%)
9,777	Range Resources Corp.	604,903
17,516	Ultra Petroleum Corp. (a)	404,094
		1,008,997
	Beverage: Brewers & Distillers (1.3%)
32,945	DE Master Blenders 1753 N.V. (Netherlands) (a)	371,475
	Biotechnology (2.3%)
16,258	Illumina, Inc. (a)	656,661
	Chemicals: Diversified (3.0%)
10,371	Monsanto Co.	858,511
	Commercial Finance & Mortgage Companies (1.4%)
79,769	BM&F Bovespa SA (Brazil)	407,086
	Commercial Services (4.5%)
16,882	Intertek Group PLC (United Kingdom)	709,509
11,074	Weight Watchers International, Inc. (a)	570,975
		1,280,484
	Communications Technology (3.4%)
19,851	Motorola Solutions, Inc.	955,032
	Computer Services, Software & Systems (19.8%)
7,754	Baidu, Inc. ADR (China) (a)	891,555
23,370	Facebook, Inc. (a)	727,275
39,222	Facebook, Inc., Class B (a)(b)(c)	1,119,004
2,126	Google, Inc., Class A (a)	1,233,229
6,793	LinkedIn Corp., Class A (a)	721,892
5,059	Salesforce.com, Inc. (a)	699,457
36,319	Zynga, Inc., Class A (a)	197,575
		5,589,987

NUMBER OF SHARES		VALUE
	Computer Technology (10.8%)
4,328	Apple, Inc. (a)	$2,527,552
27,241	Yandex N.V., Class A (Russia) (a)	518,941
		3,046,493
	Consumer Lending (3.0%)
988	Mastercard, Inc., Class A	424,949
3,465	Visa, Inc., Class A	428,378
		853,327
	Diversified Retail (14.7%)
11,108	Amazon.com, Inc. (a)	2,536,512
62,071	Groupon, Inc. (a)	659,815
1,434	Priceline.com, Inc. (a)	952,921
		4,149,248
	Financial Data & Systems (5.3%)
20,215	MSCI, Inc., Class A (a)	687,714
16,292	Verisk Analytics, Inc., Class A (a)	802,544
		1,490,258
	Foods (0.7%)
6,589	Hillshire Brands Co.	191,015
	Health Care Services (4.3%)
15,406	athenahealth, Inc. (a)	1,219,693
	Insurance: Property-Casualty (1.8%)
24,866	Progressive Corp. (The)	517,959
	Medical Equipment (3.5%)
1,763	Intuitive Surgical, Inc. (a)	976,332
	Metals & Minerals: Diversified (1.9%)
315,528	Lynas Corp., Ltd. (Australia) (a)	278,980
11,936	Molycorp, Inc. (a)	257,221
		536,201

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (REIT) (3.6%)
30,922	Brookfield Asset Management, Inc., Class A (Canada)	$1,023,518
	Recreational Vehicles & Boats (3.3%)
33,256	Edenred (France)	943,662
	Wholesale & International Trade (1.8%)
258,000	Li & Fung Ltd. (d)	500,636
	Total Common Stocks (Cost $21,343,236)	27,031,306
	Convertible Preferred Stocks (1.0%)
	Alternative Energy (0.8%)
70,908	Better Place, Inc. (a)(b)(c)	234,705
	Computer Services, Software & Systems (0.2%)
3,313	Workday, Inc. (a)(b)(c)	43,930
	Total Convertible Preferred Stocks (Cost $221,200)	278,635
NUMBER OF SHARES (000)
	Short-Term Investment (3.7%)
	Investment Company
1,038	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,038,390)	1,038,390
Total Investments (Cost $22,602,826) (e)	100.3%	28,348,331
Liabilities in Excess of Other Assets	(0.3)	(82,065)
Net Assets	100.0%	$28,266,266

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At June 30, 2012, the Portfolio held fair valued securities valued at $1,397,639, representing 4.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $2,432,787 and 8.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Summary of Investments ■ June 30, 2012 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$5,633,917	19.9%
Diversified Retail	4,149,248	14.6
Computer Technology	3,046,493	10.8
Financial Data & Systems	1,490,258	5.3
Commercial Services	1,280,484	4.5
Alternative Energy	1,243,702	4.4
Health Care Services	1,219,693	4.3
Investment Company	1,038,390	3.7
Real Estate Investment Trusts (REIT)	1,023,518	3.6
Medical Equipment	976,332	3.4
Communications Technology	955,032	3.4
Recreational Vehicles & Boats	943,662	3.3
Chemicals: Diversified	858,511	3.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Consumer Lending	$853,327	3.0%
Biotechnology	656,661	2.3
Metals & Minerals: Diversified	536,201	1.9
Insurance: Property-Casualty	517,959	1.8
Wholesale & International Trade	500,636	1.8
Air Transport	454,731	1.6
Commercial Finance & Mortgage Companies	407,086	1.4
Beverage: Brewers & Distillers	371,475	1.3
Foods	191,015	0.7
	$28,348,331	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (61.5%)
	Aerospace & Defense (2.3%)
52,230	Raytheon Co.	$2,955,696
	Auto Components (1.0%)
45,180	Johnson Controls, Inc.	1,251,938
	Chemicals (1.9%)
47,270	EI du Pont de Nemours & Co.	2,390,444
	Commercial Services & Supplies (0.1%)
15,724	ACCO Brands Corp. (a)	162,586
	Computers & Peripherals (0.6%)
40,115	Hewlett-Packard Co.	806,713
	Diversified Financial Services (2.0%)
71,445	JPMorgan Chase & Co.	2,552,730
	Diversified Telecommunication Services (3.6%)
38,980	CenturyLink, Inc.	1,539,320
69,870	Verizon Communications, Inc.	3,105,023
		4,644,343
	Food & Staples Retailing (1.1%)
77,350	Safeway, Inc.	1,403,902
	Food Products (1.9%)
94,270	ConAgra Foods, Inc.	2,444,421
	Hotels, Restaurants & Leisure (5.1%)
29,050	McDonald's Corp.	2,571,796
63,080	Yum! Brands, Inc.	4,063,614
		6,635,410
	Industrial Conglomerates (4.5%)
134,870	General Electric Co.	2,810,691
57,090	Tyco International Ltd.	3,017,206
		5,827,897
	Information Technology Services (2.0%)
13,300	International Business Machines Corp.	2,601,214
	Insurance (2.5%)
45,050	Chubb Corp. (The)	3,280,541
	Machinery (1.8%)
42,525	Illinois Tool Works, Inc.	2,249,147
	Media (2.2%)
74,380	Time Warner, Inc.	2,863,630

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Multi-Utilities (1.9%)
43,680	Integrys Energy Group, Inc.	$2,484,082
	Oil, Gas & Consumable Fuels (6.4%)
26,550	Chevron Corp.	2,801,025
39,035	ConocoPhillips	2,181,276
30,900	Exxon Mobil Corp.	2,644,113
19,517	Phillips 66 (a)	648,745
		8,275,159
	Paper & Forest Products (1.1%)
47,670	MeadWestvaco Corp.	1,370,513
	Pharmaceuticals (5.9%)
55,675	Abbott Laboratories	3,589,367
113,640	Bristol-Myers Squibb Co.	4,085,358
		7,674,725
	Road & Rail (1.8%)
32,410	Norfolk Southern Corp.	2,326,066
	Semiconductors & Semiconductor Equipment (1.7%)
83,805	Intel Corp.	2,233,403
	Software (2.4%)
99,060	Microsoft Corp.	3,030,245
	Specialty Retail (2.9%)
71,305	Home Depot, Inc.	3,778,452
	Textiles, Apparel & Luxury Goods (1.7%)
16,710	VF Corp.	2,229,949
	Tobacco (3.1%)
28,700	Philip Morris International, Inc.	2,504,362
34,280	Reynolds American, Inc.	1,538,144
		4,042,506
	Total Common Stocks (Cost $73,384,491)	79,515,712

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE
	Corporate Bonds (7.4%)
	Basic Materials (0.5%)
$105	Air Products & Chemicals, Inc	2.00%	08/02/16	108,348
15	ArcelorMittal (Luxembourg)	7.00	10/15/39	14,603
50	ArcelorMittal (Luxembourg)	9.85	06/01/19	59,579

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$60	Barrick Gold Corp. (Canada)	3.85%	04/01/22	$62,245
55	Barrick North America Finance LLC	4.40	05/30/21	59,390
50	Eastman Chemical Co.	3.60	08/15/22	51,102
50	Georgia-Pacific LLC	8.875	05/15/31	70,677
75	Kinross Gold Corp. (Canada)	5.125	09/01/21	76,016
75	Syngenta Finance (Switzerland)	3.125	03/28/22	76,276
60	Vale Overseas Ltd. (Brazil)	5.625	09/15/19	66,814
				645,050
	Communications (0.7%)
25	AT&T, Inc.	5.35	09/01/40	28,802
85	AT&T, Inc.	6.30	01/15/38	106,246
45	CenturyLink, Inc.	6.45	06/15/21	46,905
50	Comcast Corp.	5.15	03/01/20	58,138
45	Comcast Corp.	5.70	05/15/18	53,137
25	Comcast Corp.	6.40	05/15/38	30,581
45	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	62,624
50	Motorola Solutions, Inc.	3.75	05/15/22	49,409
40	NBC Universal Media LLC	4.375	04/01/21	44,086
25	NBC Universal Media LLC	5.95	04/01/41	29,622
55	Omnicom Group, Inc.	3.625	05/01/22	56,001
40	Qwest Corp.	6.875	09/15/33	40,000
25	Time Warner, Inc.	7.70	05/01/32	32,739
35	Verizon Communications, Inc.	4.60	04/01/21	40,189
55	Verizon Communications, Inc.	8.95	03/01/39	90,893
45	Vivendi SA (France) (b)	6.625	04/04/18	49,801
100	WPP Finance UK (United Kingdom)	8.00	09/15/14	112,835
				932,008
	Consumer, Cyclical (0.4%)
90	Best Buy Co., Inc.	3.75	03/15/16	87,943
65	Gap, Inc. (The)	5.95	04/12/21	67,488
20	Ingram Micro, Inc.	5.25	09/01/17	21,465
30	Macy's Retail Holdings, Inc.	3.875	01/15/22	31,603
70	VF Corp.	3.50	09/01/21	74,778
100	Volkswagen International Finance N.V. (Germany) (b)	2.375	03/22/17	101,696
40	Wal-Mart Stores, Inc.	5.25	09/01/35	48,584
45	Wesfarmers Ltd. (Australia) (b)	2.983	05/18/16	46,367
5	Yum! Brands, Inc.	6.875	11/15/37	6,644
				486,568
	Consumer, Non-Cyclical (1.0%)
50	Altria Group, Inc.	4.125	09/11/15	54,310
60	Altria Group, Inc.	9.25	08/06/19	83,473

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$60	Boston Scientific Corp.	6.00%	01/15/20	$71,669
90	Cigna Corp.	2.75	11/15/16	92,820
65	Coventry Health Care, Inc.	5.45	06/15/21	73,198
25	Covidien International Finance SA	3.20	06/15/22	25,829
96	Delhaize Group SA (Belgium)	5.70	10/01/40	80,899
65	Gilead Sciences, Inc.	4.50	04/01/21	72,364
5	Gilead Sciences, Inc.	5.65	12/01/41	5,851
100	Grupo Bimbo SAB de CV (Mexico) (b)	4.875	06/30/20	111,240
50	Kraft Foods, Inc.	6.50	02/09/40	64,462
70	Life Technologies Corp.	6.00	03/01/20	82,250
75	Sanofi (France)	4.00	03/29/21	83,806
120	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	126,464
65	UnitedHealth Group, Inc.	6.625	11/15/37	87,306
55	Verisk Analytics, Inc.	5.80	05/01/21	61,493
65	Woolworths Ltd. (Australia) (b)	4.00	09/22/20	69,528
				1,246,962
	Energy (0.6%)
75	BP Capital Markets PLC (United Kingdom)	3.245	05/06/22	77,818
35	Enterprise Products Operating LLC	5.25	01/31/20	40,156
90	Enterprise Products Operating LLC, Series N	6.50	01/31/19	108,624
40	EQT Corp.	4.875	11/15/21	40,934
50	Kinder Morgan Energy Partners LP	5.95	02/15/18	58,051
35	Marathon Petroleum Corp.	5.125	03/01/21	39,256
50	Murphy Oil Corp.	4.00	06/01/22	51,024
50	Phillips 66 (b)	4.30	04/01/22	52,703
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	70,370
60	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	79,243
50	Spectra Energy Capital LLC	7.50	09/15/38	66,328
55	Texas Eastern Transmission LP	7.00	07/15/32	71,452
				755,959
	Finance (3.0%)
100	ABB Treasury Center USA, Inc. (Switzerland) (b)	2.50	06/15/16	103,521
100	Abbey National Treasury Services PLC (United Kingdom) (b)	3.875	11/10/14	98,572
75	Aegon N.V. (Netherlands)	4.625	12/01/15	80,097
100	Australia & New Zealand Banking Group Ltd. (Australia) (b)	4.875	01/12/21	109,810
130	Berkshire Hathaway, Inc.	3.75	08/15/21	138,950
75	BNP Paribas SA (France)	5.00	01/15/21	77,122
45	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	49,028
35	Citigroup, Inc. (See Note 6)	5.875	05/29/37	38,265

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$70	Citigroup, Inc. (See Note 6)	6.125%	05/15/18	$78,257
95	CNA Financial Corp.	5.75	08/15/21	104,574
50	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.875	02/08/22	50,963
240	Credit Suisse (Switzerland)	5.40	01/14/20	250,002
25	Credit Suisse (Switzerland)	6.00	02/15/18	26,781
60	Dexus Diversified Trust/Dexus Office Trust (Australia) (b)	5.60	03/15/21	62,273
25	ERP Operating LP	4.625	12/15/21	27,206
140	Farmers Exchange Capital (b)	7.05	07/15/28	161,090
200	Ford Motor Credit Co., LLC (b)	4.207	04/15/16	207,857
60	General Electric Capital Corp.	5.30	02/11/21	67,461
145	General Electric Capital Corp., Series G	6.00	08/07/19	169,911
75	Genworth Financial, Inc.	7.20	02/15/21	71,549
45	Harley-Davidson Funding Corp. (b)	6.80	06/15/18	53,716
60	Hartford Financial Services Group, Inc.	5.50	03/30/20	62,742
70	HSBC Holdings PLC (United Kingdom)	4.00	03/30/22	72,834
60	JPMorgan Chase & Co.	4.25	10/15/20	63,141
140	JPMorgan Chase & Co.	4.625	05/10/21	150,071
70	Lloyds TSB Bank PLC (United Kingdom)	6.375	01/21/21	79,463
50	Macquarie Bank Ltd. (Australia) (b)	6.625	04/07/21	50,216
55	Macquarie Group Ltd. (Australia) (b)	6.00	01/14/20	54,797
225	Merrill Lynch & Co., Inc., MTN	6.875	04/25/18	252,065
35	MetLife, Inc. (See Note 6)	7.717	02/15/19	44,387
170	Nationwide Building Society (United Kingdom) (b)	6.25	02/25/20	183,664
50	Nationwide Financial Services (b)	5.375	03/25/21	51,809
75	Pacific LifeCorp (b)	6.00	02/10/20	81,991
60	Platinum Underwriters Finance, Inc., Series B	7.50	06/01/17	65,779
50	Principal Financial Group, Inc.	8.875	05/15/19	64,897
40	Prudential Financial, Inc., MTN	6.625	12/01/37	45,389
25	Santander Holdings USA, Inc. (Spain)	4.625	04/19/16	24,180
70	SLM Corp., MTN	6.25	01/25/16	73,850
100	Standard Chartered Bank (United Kingdom) (b)	6.40	09/26/17	111,596
60	Wachovia Corp.	5.625	10/15/16	67,700
95	Wells Fargo & Co.	5.625	12/11/17	111,066
80	Wells Operating Partnership II LP	5.875	04/01/18	83,278
				3,821,920
	Industrials (0.8%)
50	ABB Finance USA, Inc. (Switzerland)	2.875	05/08/22	50,686
100	BAA Funding Ltd. (United Kingdom) (b)	4.875	07/15/21	105,720
65	Bemis Co., Inc.	4.50	10/15/21	70,281

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$75	Boston Properties LP	3.85%	02/01/23	$75,865
90	Cooper US, Inc.	5.25	11/15/12	91,493
75	CRH America, Inc.	6.00	09/30/16	82,176
30	Holcim US Finance Sarl & Cie SCS (Switzerland) (b)	6.00	12/30/19	31,501
75	L-3 Communications Corp.	4.95	02/15/21	81,252
75	LVMH Moet Hennessy Louis Vuitton SA (France) (b)	1.625	06/29/17	75,068
10	Norfolk Southern Corp.	4.837	10/01/41	11,081
50	Norfolk Southern Corp.	7.25	02/15/31	69,458
75	Republic Services, Inc.	3.55	06/01/22	75,968
70	Sonoco Products Co.	5.75	11/01/40	79,617
40	Union Pacific Corp.	6.125	02/15/20	49,476
45	United Technologies Corp.	4.50	06/01/42	49,639
80	Waste Management, Inc.	6.125	11/30/39	99,296
				1,098,577
	Technology (0.2%)
50	Fiserv, Inc.	3.125	06/15/16	51,592
125	Hewlett-Packard Co.	4.65	12/09/21	131,276
100	International Business Machines Corp.	7.625	10/15/18	133,403
				316,271
	Utilities (0.2%)
75	Ohio Power Co., Series M	5.375	10/01/21	88,712
80	Oncor Electric Delivery Co., LLC	6.80	09/01/18	95,744
75	PPL WEM Holdings PLC (b)	3.90	05/01/16	78,674
				263,130
	Total Corporate Bonds (Cost $8,643,655)			9,566,445
	Sovereign (0.4%)
100	Banco Nacional de Desenvolvimento, Economico e Social (Brazil) (b)	5.50	07/12/20	114,125
150	Brazilian Government International Bond (Brazil)	4.875	01/22/21	174,225
80	Mexico Government International Bond (Mexico)	3.625	03/15/22	85,120
150	Petroleos Mexicanos (Mexico) (b)	4.875	01/24/22	162,375
	Total Sovereign (Cost $528,980)			535,845
	Municipal Bonds (0.5%)
75	Chicago, IL, Transit Authority	6.20	12/01/40	82,846
30	City of Chicago, IL, O'Hare International Airport Revenue	6.395	01/01/40	38,579
70	City of New York, NY, Series G-1	5.968	03/01/36	87,314

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$85	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds	6.184%		01/01/34	$105,538
95	Municipal Electric Authority of Georgia	6.655		04/01/57	109,966
65	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue	5.267		05/01/27	75,095
	State of California, General Obligation Bonds
45		5.95		04/01/16	51,381
30		6.65		03/01/22	36,947
	Total Municipal Bonds (Cost $496,205)				587,666
	Agency Fixed Rate Mortgages (0.0%)
2	Federal Home Loan Mortgage Corporation, Gold Pools	6.50		05/01/29 - 12/01/31	2,772
1	Federal National Mortgage Association, Conventional Pool	6.50		11/01/29	641
	Total Agency Fixed Rate Mortgages (Cost $3,102)				3,413
	Asset-Backed Securities (0.8%)
100	Ally Master Owner Trust	1.112	(c)	01/15/16	100,692
29	Brazos Student Finance Corp.	1.368	(c)	06/25/35	29,402
141	CVS Pass-Through Trust	6.036		12/10/28	159,876
100	GE Dealer Floorplan Master Note Trust (b)	1.792	(c)	10/20/14	100,464
175	Louisiana Public Facilities Authority	1.366	(c)	04/26/27	175,616
150	Nissan Auto Receivables Owner Trust	1.18		02/16/15	151,017
180	PFS Financing Corp. (b)	1.742	(c)	10/17/16	181,530
125	World Omni Automobile Lease Securitization Trust	1.49		10/15/14	125,776
	Total Asset-Backed Securities (Cost $998,649)				1,024,373
	U.S. Treasury Securities (13.8%)
	U.S. Treasury Bonds
1,620		3.50		02/15/39	1,874,897
610		3.875		08/15/40	751,063
200		5.25		11/15/28	281,500
255		5.375		02/15/31	371,623
	U.S. Treasury Notes
210		0.50		10/15/13	210,607
1,710		1.00		09/30/16	1,736,852
452		1.25		10/31/15	463,335

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$3,180		1.75%	01/31/14 - 07/31/15	$3,275,588
	1,000	1.875	09/30/17	1,055,078
	2,145	2.25	01/31/15 - 03/31/16	2,260,393
	5,300	2.375	08/31/14 - 06/30/18	5,592,462
	Total U.S. Treasury Securities (Cost $17,372,100)			17,873,398
	U.S. Agency Securities (1.6%)
	Federal Home Loan Mortgage Corporation
	150	3.75	03/27/19	173,516
	45	6.75	03/15/31	69,264
	Federal National Mortgage Association
	500	1.25	09/28/16	509,256
	700	4.375	10/15/15	786,307
	450	5.375	06/12/17	545,820
	Total U.S. Agency Securities (Cost $1,993,375)			2,084,163
	Short-Term Investments (13.8%)
	U.S. Treasury Security (0.1%)
100	U.S. Treasury Bill (Cost $99,978) (d)	0.136	08/30/12	99,992
NUMBER OF SHARES (000)
	Investment Company (13.7%)
	17,767Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $17,766,564)			17,766,564
	Total Short-Term Investments (Cost $17,866,542)			17,866,556
	Total Investments (Cost $121,287,099) (e)		99.8%	129,057,571
	Other Assets in Excess of Liabilities		0.2	245,328
	Net Assets		100.0%	$129,302,899

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

  MTN  Medium Term Note.

  (a)  Non-income producing security.

  (b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2012.

  (d)  Rate shown is the yield to maturity at June 30, 2012.

  (e)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FUTURES CONTRACTS OPEN AT JUNE 30, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
1	Long	U.S. Treasury 5 yr. Note, Sep-12	$123,969	$(8)
10	Short	U.S. Treasury 10 yr. Note, Sep-12	(1,333,750)	(2,522)
Total Unrealized Depreciation				$(2,530)

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	EUR	1,720	6 Month EURIBOR	Pay	4.26%	08/18/26	$111,313
Bank of America		$2,305	3 Month LIBOR	Receive	4.35	08/18/26	(104,732)
Bank of America		2,860	3 Month LIBOR	Pay	4.15	08/18/31	102,319
Bank of America	EUR	2,175	6 Month EURIBOR	Receive	3.61	08/18/31	(116,564)
Net Unrealized Depreciation							$(7,664)

  EURIBOR  Euro Interbank Offered Rate.

  LIBOR    London Interbank Offered Rate.

Currency Abbreviation:

EUR  Euro.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Summary of Investments ■ June 30, 2012 (unaudited)

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$79,515,712		61.6%
U.S. Treasury Securities	17,973,390		13.9
Investment Company	17,766,564		13.8
Corporate Bonds	9,566,445		7.4
U.S. Agency Securities	2,084,163		1.6
Asset-Backed Securities	1,024,373		0.8
Municipal Bonds	587,666		0.5
Sovereign	535,845		0.4
Agency Fixed Rate Mortgages	3,413		0.0 +
	$129,057,571	++	100.0%

  +  Amount is less than 0.05%.

  ++  Does not include open long/short futures contracts with an underlying face amount of $1,457,719 with total unrealized depreciation of $2,530 and open swap agreements with net unrealized depreciation of $7,664.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
June 30, 2012 (unaudited)

	Money Market		Limited Duration	Income Plus		Global Infrastructure
Assets:
Investments in securities, at value*	$98,300,683	(1)	$52,161,204	$183,253,497		$70,541,269
Investment in affiliates, at value**	—		1,790,136	6,471,174		1,092,962
Total investments in securities, at value	98,300,683		53,951,340	189,724,671		71,634,231
Unrealized appreciation on open swap agreements	—		—	—		—
Cash	9,269		—	5,063	(2)	147,960	(2)
Receivable for:
Interest	18,051		354,748	2,240,158		—
Dividends	—		—	11,604		652,243
Investments sold	—		324,229	192,533		254,559
Foreign withholding taxes reclaimed	—		148	6,107		32,201
Variation margin	—		—	43,916		—
Shares of beneficial interest sold	54,929		—	—		—
Interest and dividends from affiliates	—		11,973	22,075		47
Prepaid expenses and other assets	4,830		2,302	6,561		4,083
Total Assets	98,387,762		54,644,740	192,252,688		72,725,324
Liabilities:
Unrealized depreciation on open swap agreements	—		—	223,864		—
Unrealized depreciation on open foreign currency exchange contracts	—		—	10,642		—
Payable for:
Investments purchased	1,000,000		209,057	941,858		197,506
Shares of beneficial interest redeemed	25,642		93,456	193,303		97,013
Advisory fee	9,540		13,389	65,571		32,647
Distribution fee (Class Y)	—		8,799	20,996		2,900
Administration fee	3,897		3,593	12,532		4,590
Variation margin	—		8,352	—		—
Transfer agent fee	251		217	257		258
Accrued expenses and other payables	52,606		43,953	62,330		46,624
Total Liabilities	1,091,936		380,816	1,531,353		381,538
Net Assets	$97,295,826		$54,263,924	$190,721,335		$72,343,786
Composition of Net Assets:
Paid-in-capital	$97,297,773		$88,256,023	$190,595,982		$55,826,367
Net unrealized appreciation (depreciation)	—		886,199	12,240,951		13,106,001
Accumulated undistributed net investment income (net investment loss)	61		406,163	4,193,887		1,039,819
Accumulated net realized gain (loss)	(2,008)		(35,284,461)	(16,309,485)		2,371,599
Net Assets	$97,295,826		$54,263,924	$190,721,335		$72,343,786
* Cost	$98,300,683		$51,286,079	$171,209,949		$57,439,296
** Affiliated Cost	$—		$1,784,767	$5,955,988		$1,092,962
Class X Shares:
Net Assets	$46,494,505		$11,593,169	$88,523,257		$57,680,075
Shares Outstanding (unlimited shares authorized, $0.01 par value)	46,495,365		1,525,556	7,920,029		6,956,170
Net Asset Value Per Share	$1.00		$7.60	$11.18		$8.29
Class Y Shares:
Net Assets	$50,801,321		$42,670,755	$102,198,078		$14,663,711
Shares Outstanding (unlimited shares authorized, $0.01 par value)	50,802,414		5,624,114	9,164,757		1,772,720
Net Asset Value Per Share	$1.00		$7.59	$11.15		$8.27

(1)  Including repurchase agreements of $53,208,000.

(2)  Including foreign currency valued at $5,063, $147,960, and $111,874, respectively with a cost of $4,955, $147,505, and $111,183, respectively.

See Notes to Financial Statements

	European Equity		Multi Cap Growth	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$48,020,065		$216,011,685	$27,309,941	$111,130,098
Investment in affiliates, at value**	1,158,271		6,673,526	1,038,390	17,927,473
Total investments in securities, at value	49,178,336		222,685,211	28,348,331	129,057,571
Unrealized appreciation on open swap agreements	—		—	—	213,632
Cash	111,874	(2)	781,230	—	—
Receivable for:
Interest	—		—	—	281,990
Dividends	132,802		90,429	11,237	125,995
Investments sold	17,783		—	—	—
Foreign withholding taxes reclaimed	116,521		—	—	140
Variation margin	—		—	—	23,075
Shares of beneficial interest sold	—		—	—	—
Interest and dividends from affiliates	126		1,533	206	4,497
Prepaid expenses and other assets	5,423		10,146	3,982	5,889
Total Assets	49,562,865		223,568,549	28,363,756	129,712,789
Liabilities:
Unrealized depreciation on open swap agreements	—		—	—	221,296
Unrealized depreciation on open foreign currency exchange contracts	8,551		—	—	—
Payable for:
Investments purchased	—		209,392	26,621	—
Shares of beneficial interest redeemed	22,642		40,558	18,841	72,502
Advisory fee	26,091		74,070	15,026	41,945
Distribution fee (Class Y)	2,210		9,704	3,205	7,473
Administration fee	3,132		14,318	1,812	8,377
Variation margin	—		—	—	—
Transfer agent fee	260		297	216	260
Accrued expenses and other payables	54,722		65,980	31,769	58,037
Total Liabilities	117,608		414,319	97,490	409,890
Net Assets	$49,445,257		$223,154,230	$28,266,266	$129,302,899
Composition of Net Assets:
Paid-in-capital	$58,452,257		$164,611,612	$21,186,003	$125,565,408
Net unrealized appreciation (depreciation)	5,139,400		49,301,897	5,745,475	7,760,278
Accumulated undistributed net investment income (net investment loss)	1,738,381		599,171	(15,096)	1,240,192
Accumulated net realized gain (loss)	(15,884,781)		8,641,550	1,349,884	(5,262,979)
Net Assets	$49,445,257		$223,154,230	$28,266,266	$129,302,899
* Cost	$42,865,159		$166,709,558	$21,564,436	$103,377,763
** Affiliated Cost	$1,158,271		$6,673,526	$1,038,390	$17,909,336
Class X Shares:
Net Assets	$38,275,654		$174,814,313	$12,254,377	$92,405,250
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,697,665		4,360,608	673,229	8,818,445
Net Asset Value Per Share	$14.19		$40.09	$18.20	$10.48
Class Y Shares:
Net Assets	$11,169,603		$48,339,917	$16,011,889	$36,897,649
Shares Outstanding (unlimited shares authorized, $0.01 par value)	788,971		1,217,711	904,280	3,528,209
Net Asset Value Per Share	$14.16		$39.70	$17.71	$10.46

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2012 (unaudited)

	Money Market	Limited Duration	Income Plus	Global Infrastructure
Net Investment Income:
Income
Dividends†	—	—	$34,749	$1,419,426
Interest†	$135,514	$605,879	4,723,447	28
Interest and dividends from affiliates (Note 6)	—	20,296	135,213	636
Income from securities loaned - net	—	—	—	—
Total Income	135,514	626,175	4,893,409	1,420,090
†Net of foreign withholding taxes	—	295	—	78,878
Expenses
Advisory fee (Note 4)	229,892	83,425	406,022	206,207
Distribution fee (Class Y shares) (Note 5)	67,140	54,369	128,994	18,053
Professional fees	26,189	25,500	29,379	28,614
Administration fee (Note 4)	25,544	22,247	77,338	28,941
Shareholder reports and notices	15,951	9,451	18,986	8,459
Custodian fees	11,076	6,284	10,558	17,443
Trustees' fees and expenses	3,188	1,441	3,614	1,697
Transfer agent fees and expenses	1,508	1,259	1,507	1,508
Other	4,557	12,930	21,415	8,396
Total Expenses	385,045	216,906	697,813	319,318
Less: amounts waived (Note 5)	(254,657)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(783)	(3,823)	(639)
Net Expenses	130,388	216,123	693,990	318,679
Net Investment Income	5,126	410,052	4,199,419	1,101,411
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	3	116,834	3,855,068	2,630,126
Investments in affiliates (Note 6)	—	13,129	333,108	—
Futures contracts	—	66,926	(490,301)	—
Swap agreements	—	(279,311)	(90,725)	—
Foreign currency exchange contracts	—	—	41,819	—
Foreign currency translation	—	—	610	8,065
Net Realized Gain (Loss)	3	(82,422)	3,649,579	2,638,191
Change in Unrealized Appreciation/Depreciation on:
Investments	—	359,706	4,423,208	1,203,538
Investments in affiliates (Note 6)	—	8,570	(47,785)	—
Futures contracts	—	(21,893)	125,403	—
Swap agreements	—	270,993	(212,964)	—
Foreign currency exchange contracts	—	—	(10,642)	—
Foreign currency translation	—	—	118	5,120
Net Change in Unrealized Appreciation/Depreciation	—	617,376	4,277,338	1,208,658
Net Gain	3	534,954	7,926,917	3,846,849
Net Increase	$5,129	$945,006	$12,126,336	$4,948,260

See Notes to Financial Statements

	European Equity	Multi Cap Growth	Aggressive Equity	Strategist
Net Investment Income:
Income
Dividends†	$1,827,134	$1,570,002	$197,829	$1,205,449
Interest†	—	—	—	465,442
Interest and dividends from affiliates (Note 6)	424	5,044	716	27,943
Income from securities loaned - net	45,411	—	—	—
Total Income	1,872,969	1,575,046	198,545	1,698,834
†Net of foreign withholding taxes	135,341	45,414	5,769	—
Expenses
Advisory fee (Note 4)	229,449	495,788	99,047	279,816
Distribution fee (Class Y shares) (Note 5)	14,783	65,218	20,888	48,159
Professional fees	33,462	31,696	27,614	32,717
Administration fee (Note 4)	21,099	94,436	11,827	53,298
Shareholder reports and notices	11,811	28,819	7,023	19,420
Custodian fees	9,389	9,226	4,309	11,951
Trustees' fees and expenses	1,447	4,255	1,244	2,717
Transfer agent fees and expenses	1,510	1,755	1,257	1,510
Other	8,529	9,364	8,202	20,985
Total Expenses	331,479	740,557	181,411	470,573
Less: amounts waived (Note 5)	(52,961)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(405)	(5,174)	(798)	(18,042)
Net Expenses	278,113	735,383	180,613	452,531
Net Investment Income	1,594,856	839,663	17,932	1,246,303
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(979,612)	9,305,031	1,350,122	(3,702,220)
Investments in affiliates (Note 6)	—	—	—	(907,033)
Futures contracts	—	—	—	33,536
Swap agreements	—	—	—	(100,127)
Foreign currency exchange contracts	(63,191)	—	—	4,044
Foreign currency translation	(261,530)	(1,145)	(104)	(594)
Net Realized Gain (Loss)	(1,304,333)	9,303,886	1,350,018	(4,672,394)
Change in Unrealized Appreciation/Depreciation on:
Investments	1,336,740	12,333,203	1,381,489	8,143,446
Investments in affiliates (Note 6)	—	—	—	998,890
Futures contracts	—	—	—	493
Swap agreements	—	—	—	41,792
Foreign currency exchange contracts	138,593	—	—	4,074
Foreign currency translation	(647)	3,220	244	3,175
Net Change in Unrealized Appreciation/Depreciation	1,474,686	12,336,423	1,381,733	9,191,870
Net Gain	170,353	21,640,309	2,731,751	4,519,476
Net Increase	$1,765,209	$22,479,972	$2,749,683	$5,765,779

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,126	$12,040	$410,052	$1,217,838	$4,199,419	$10,385,354
Net realized gain (loss)	3	(2,034)	(82,422)	340,336	3,649,579	5,672,980
Net change in unrealized appreciation/depreciation	—	—	617,376	74,923	4,277,338	(5,677,427)
Net Increase (Decrease)	5,129	10,006	945,006	1,633,097	12,126,336	10,380,907
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,430)	(5,521)	(347,237)	(456,806)	(5,085,206)	(5,809,741)
Class Y Shares	(2,693)	(6,188)	(1,155,973)	(1,462,462)	(5,615,046)	(6,427,424)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(5,123)	(11,709)	(1,503,210)	(1,919,268)	(10,700,252)	(12,237,165)
Net increase (decrease) from transactions in shares of beneficial interest	(9,984,288)	(19,788,308)	(1,955,320)	(11,618,059)	(4,528,699)	(35,004,480)
Net Decrease	(9,984,282)	(19,790,011)	(2,513,524)	(11,904,230)	(3,102,615)	(36,860,738)
Net Assets:
Beginning of period	107,280,108	127,070,119	56,777,448	68,681,678	193,823,950	230,684,688
End of Period	$97,295,826	$107,280,108	$54,263,924	$56,777,448	$190,721,335	$193,823,950
Accumulated Undistributed Net Investment Income	$61	$58	$406,163	$1,499,321	$4,193,887	$10,694,720

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,101,411	$1,821,472	$1,594,856	$1,640,380
Net realized gain (loss)	2,638,191	6,272,022	(1,304,333)	1,393,180
Net change in unrealized appreciation/depreciation	1,208,658	3,163,169	1,474,686	(8,877,969)
Net Increase (Decrease)	4,948,260	11,256,663	1,765,209	(5,844,409)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,393,488)	(1,548,002)	(1,129,845)	(1,159,573)
Class Y Shares	(317,994)	(341,922)	(291,780)	(329,209)
Net realized gain
Class X Shares	(5,078,266)	(3,167,474)	—	—
Class Y Shares	(1,294,994)	(781,261)	—	—
Total Dividends and Distributions	(8,084,742)	(5,838,659)	(1,421,625)	(1,488,782)
Net increase (decrease) from transactions in shares of beneficial interest	2,009,444	(9,143,834)	(3,747,985)	(12,462,693)
Net Decrease	(1,127,038)	(3,725,830)	(3,404,401)	(19,795,884)
Net Assets:
Beginning of period	73,470,824	77,196,654	52,849,658	72,645,542
End of Period	$72,343,786	$73,470,824	$49,445,257	$52,849,658
Accumulated Undistributed Net Investment Income	$1,039,819	$1,649,890	$1,738,381	$1,565,150

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth		Aggressive Equity
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$839,663	$(64,872)	$17,932	$(188,722)
Net realized gain (loss)	9,303,886	32,645,551	1,350,018	4,222,056
Net change in unrealized appreciation/depreciation	12,336,423	(48,028,545)	1,381,733	(6,086,619)
Net Increase (Decrease)	22,479,972	(15,447,866)	2,749,683	(2,053,285)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	—	(327,521)	—	—
Class Y Shares	—	—	—	—
Net realized gain
Class X Shares	(3,819,990)	—	(939,227)	—
Class Y Shares	(1,066,481)	—	(1,257,234)	—
Total Dividends and Distributions	(4,886,471)	(327,521)	(2,196,461)	—
Net decrease from transactions in shares of beneficial interest	(17,401,532)	(49,118,412)	(185,334)	(4,238,872)
Net Increase (Decrease)	191,969	(64,893,799)	367,888	(6,292,157)
Net Assets:
Beginning of period	222,962,261	287,856,060	27,898,378	34,190,535
End of Period	$223,154,230	$222,962,261	$28,266,266	$27,898,378
Accumulated Undistributed Net Investment Income (Loss)	$599,171	$(240,492)	$(15,096)	$(33,028)

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,246,303	$2,351,102
Net realized gain (loss)	(4,672,394)	1,769,803
Net change in unrealized appreciation/depreciation	9,191,870	(16,475,705)
Net Increase (Decrease)	5,765,779	(12,354,800)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,835,044)	(2,406,851)
Class Y Shares	(615,244)	(860,346)
Net realized gain
Class X Shares	(1,393,988)	(12,604,023)
Class Y Shares	(559,117)	(5,258,076)
Total Dividends and Distributions	(4,403,393)	(21,129,296)
Net decrease from transactions in shares of beneficial interest	(9,071,816)	(14,118,840)
Net Increase (Decrease)	(7,709,430)	(47,602,936)
Net Assets:
Beginning of period	137,012,329	184,615,265
End of Period	$129,302,899	$137,012,329
Accumulated Undistributed Net Investment Income (Loss)	$1,240,192	$2,444,177

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	4,456,358	9,528,528	22,478	37,891	64,655	120,523
Reinvestment of dividends and distributions	2,430	5,521	45,689	59,870	454,849	529,120
Redeemed	(9,395,451)	(18,033,730)	(192,120)	(375,310)	(761,033)	(1,931,499)
Net Increase (Decrease) - Class X	(4,936,663)	(8,499,681)	(123,953)	(277,549)	(241,529)	(1,281,856)
Amount
Sold	$4,456,358	$9,528,528	$175,465	$292,242	$741,686	$1,351,724
Reinvestment of dividends and distributions	2,430	5,521	347,237	456,806	5,085,206	5,809,741
Redeemed	(9,395,451)	(18,033,730)	(1,495,343)	(2,907,547)	(8,823,934)	(21,828,131)
Net Increase (Decrease) - Class X	$(4,936,663)	$(8,499,681)	$(972,641)	$(2,158,499)	$(2,997,042)	$(14,666,666)
Class Y Shares
Shares
Sold	3,821,547	14,834,425	123,068	159,097	157,677	238,653
Reinvestment of dividends and distributions	2,693	6,188	152,302	191,924	503,592	586,444
Redeemed	(8,871,865)	(26,129,240)	(398,590)	(1,571,630)	(776,545)	(2,627,052)
Net Increase (Decrease) - Class Y	(5,047,625)	(11,288,627)	(123,220)	(1,220,609)	(115,276)	(1,801,955)
Amount
Sold	$3,821,547	$14,834,425	$955,368	$1,222,848	$1,823,289	$2,668,015
Reinvestment of dividends and distributions	2,693	6,188	1,155,973	1,462,462	5,615,046	6,427,424
Redeemed	(8,871,865)	(26,129,240)	(3,094,020)	(12,144,870)	(8,969,992)	(29,433,253)
Net Increase (Decrease) - Class Y	$(5,047,625)	$(11,288,627)	$(982,679)	$(9,459,560)	$(1,531,657)	$(20,337,814)

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	11,124	41,008	4,912	10,124
Reinvestment of dividends and distributions	780,670	560,033	79,623	68,170
Redeemed	(598,153)	(1,394,386)	(289,814)	(590,445)
Net Increase (Decrease) - Class X	193,641	(793,345)	(205,279)	(512,151)
Amount
Sold	$100,023	$350,997	$72,607	$152,977
Reinvestment of dividends and distributions	6,471,754	4,715,476	1,129,845	1,159,573
Redeemed	(5,395,256)	(11,775,763)	(4,371,015)	(9,410,517)
Net Increase (Decrease) - Class X	$1,176,521	$(6,709,290)	$(3,168,563)	$(8,097,967)
Class Y Shares
Shares
Sold	31,775	37,827	1,179	4,450
Reinvestment of dividends and distributions	195,041	133,712	20,606	19,411
Redeemed	(118,680)	(456,268)	(59,000)	(312,722)
Net Increase (Decrease) - Class Y	108,136	(284,729)	(37,215)	(288,861)
Amount
Sold	$283,079	$315,142	$17,254	$67,572
Reinvestment of dividends and distributions	1,612,988	1,123,183	291,780	329,209
Redeemed	(1,063,144)	(3,872,869)	(888,456)	(4,761,507)
Net Increase (Decrease) - Class Y	$832,923	$(2,434,544)	$(579,422)	$(4,364,726)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Multi Cap Growth		Aggressive Equity
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	10,168	23,630	4,494	22,589
Reinvestment of dividends and distributions	95,285	7,793	51,606	—
Redeemed	(389,233)	(891,278)	(55,568)	(145,437)
Net Increase (Decrease) - Class X	(283,780)	(859,855)	532	(122,848)
Amount
Sold	$420,331	$952,101	$87,778	$434,357
Reinvestment of dividends and distributions	3,819,990	327,521	939,227	—
Redeemed	(16,364,688)	(36,256,926)	(1,108,749)	(2,852,868)
Net Decrease - Class X	$(12,124,367)	$(34,977,304)	$(81,744)	$(2,418,511)
Class Y Shares
Shares
Sold	7,496	44,490	3,750	154,196
Reinvestment of dividends and distributions	26,864	—	70,990	—
Redeemed	(159,331)	(394,005)	(73,256)	(241,830)
Net Increase (Decrease) - Class Y	(124,971)	(349,515)	1,484	(87,634)
Amount
Sold	$291,021	$1,698,262	$73,607	$2,809,245
Reinvestment of dividends and distributions	1,066,481	—	1,257,234	—
Redeemed	(6,634,667)	(15,839,370)	(1,434,431)	(4,629,606)
Net Decrease - Class Y	$(5,277,165)	$(14,141,108)	$(103,590)	$(1,820,361)

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)
Class X Shares
Shares
Sold	38,329	33,714
Reinvestment of dividends and distributions	308,114	1,314,437
Redeemed	(869,160)	(1,905,781)
Net Increase (Decrease) - Class X	(522,717)	(557,630)
Amount
Sold	$409,253	$381,164
Reinvestment of dividends and distributions	3,229,032	15,010,874
Redeemed	(9,297,974)	(22,742,640)
Net Decrease - Class X	$(5,659,689)	$(7,350,602)
Class Y Shares
Shares
Sold	22,295	11,243
Reinvestment of dividends and distributions	112,272	537,175
Redeemed	(451,758)	(1,070,631)
Net Increase (Decrease) - Class Y	(317,191)	(522,213)
Amount
Sold	$237,038	$130,345
Reinvestment of dividends and distributions	1,174,361	6,118,422
Redeemed	(4,823,526)	(13,017,005)
Net Decrease - Class Y	$(3,412,127)	$(6,768,238)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of eight Portfolios
("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991

Limited Duration	May 4, 1999	Multi Cap Growth	March 9, 1984

Income Plus	March 1, 1987	Aggressive Equity	May 4, 1999

Global Infrastructure	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

European Equity	Seeks to maximize the capital appreciation of its investments.

Multi Cap Growth	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks high total investment return.

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued
The following is a summary of significant policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sales price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected.

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

G. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

The following is a summary of the inputs used to value each Portfolio's investments as of June 30, 2012.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$53,208,000	$—	$53,208,000
Commercial Paper	—	16,491,974	—	16,491,974
Certificates of Deposit	—	12,999,990	—	12,999,990
Floating Rate Notes	—	12,600,719	—	12,600,719
Tax-Exempt Instruments	—	3,000,000	—	3,000,000
Total Assets	$—	$98,300,683	$—	$98,300,683
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	$—	$29,769,272	$—	$29,769,272
U.S. Treasury Securities	—	9,218,445	—	9,218,445
Asset-Backed Securities	—	8,729,883	—	8,729,883
Non-U.S. Government — Guaranteed	—	2,472,129	—	2,472,129
Agency Adjustable Rate Mortgages	—	1,945,048	—	1,945,048
Agency Fixed Rate Mortgages	—	356,204	—	356,204
Collateralized Mortgage Obligation — Agency Collateral Series	—	332,012	—	332,012
Municipal Bond	—	301,158	—	301,158
Sovereign	—	211,200	—	211,200
Total Fixed Income Securities	—	53,335,351	—	53,335,351
Short-Term Investments
U.S. Treasury Security	—	384,970	—	384,970
Investment Company	231,019	—	—	231,019
Total Short-Term Investments	231,019	384,970	—	615,989
Futures Contracts	7,844	—	—	7,844
Total Assets	$238,863	$53,720,321	$—	$53,959,184

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Liabilities:
Futures Contracts	$(2,139)	$—	$—	$(2,139)
Total	$236,724	$53,720,321	$—	$53,957,045
Income Plus
Assets:
Corporate Bonds	$—	$183,685,294	$—	$183,685,294
Asset-Backed Securities	—	1,772,058	—	1,772,058
Municipal Bond	—	685,080	—	685,080
Sovereign	—	420,935	—	420,935
Agency Fixed Rate Mortgage	—	1,561	—	1,561
Total Fixed Income Securities	—	186,564,928	—	186,564,928
Convertible Preferred Stocks	575,597	—	—	575,597
Short-Term Investments
U.S. Treasury Securities	—	199,984	—	199,984
Investment Company	2,384,162	—	—	2,384,162
Total Short-Term Investments	2,384,162	199,984	—	2,584,146
Futures	22,909	—	—	22,909
Total Assets	2,982,668	186,764,912	—	189,747,580
Liabilities:
Foreign Currency Exchange Contracts	—	(10,642)	—	(10,642)
Futures	(106,304)	—	—	(106,304)
Interest Rate Swap Agreements	—	(223,864)	—	(223,864)
Total Liabilities	(106,304)	(234,506)	—	(340,810)
Total	$2,876,364	$186,530,406	$—	$189,406,770
Global Infrastructure
Assets:
Common Stocks
Airports	$—	$2,031,636	$—	$2,031,636
Communications	8,093,159	2,759,832	—	10,852,991
Diversified	1,008,076	864,837	—	1,872,913
Oil & Gas Storage & Transportation	23,484,590	12,239,035	—	35,723,625
Ports	—	683,686	—	683,686
Toll Roads	—	4,838,323	—	4,838,323
Transmission & Distribution	4,325,942	7,170,816	—	11,496,758

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Water	$1,133,675	$1,907,662	$—	$3,041,337
Total Common Stocks	38,045,442	32,495,827	—	70,541,269
Short-Term Investment — Investment Company	1,092,962	—	—	1,092,962
Total Assets	$39,138,404	$32,495,827	$—	$71,634,231
European Equity
Assets:
Common Stocks
Aerospace & Defense	$—	$1,423,358	$—	$1,423,358
Automobiles	—	1,056,617	—	1,056,617
Chemicals	—	857,106	—	857,106
Commercial Banks	—	5,545,520	—	5,545,520
Electrical Equipment	—	925,376	—	925,376
Food & Staples Retailing	—	774,749	—	774,749
Food Products	—	2,634,207	—	2,634,207
Health Care Providers & Services	—	1,147,076	—	1,147,076
Hotels, Restaurants & Leisure	—	683,187	—	683,187
Household Products	—	1,176,510	—	1,176,510
Industrial Conglomerates	—	1,323,236	—	1,323,236
Information Technology Services	—	1,020,207	—	1,020,207
Insurance	—	3,163,140	—	3,163,140
Machinery	—	1,565,189	—	1,565,189
Media	—	1,699,056	—	1,699,056
Metals & Mining	—	2,565,322	—	2,565,322
Oil, Gas & Consumable Fuels	—	7,020,526	—	7,020,526
Pharmaceuticals	—	6,478,624	—	6,478,624
Professional Services	—	967,304	—	967,304
Tobacco	—	3,250,434	—	3,250,434
Wireless Telecommunication Services	—	2,743,321	—	2,743,321
Total Common Stocks	—	48,020,065	—	48,020,065
Short-Term Investment — Investment Company	1,158,271	—	—	1,158,271
Total Assets	1,158,271	48,020,065	—	49,178,336
Liabilities:
Foreign Currency Exchange Contracts	—	(8,551)	—	(8,551)
Total	$1,158,271	$48,011,514	$—	$49,169,785

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Multi Cap Growth
Assets:
Common Stocks
Air Transport	$3,594,373	$—	$—	$3,594,373
Alternative Energy	7,975,911	—	—	7,975,911
Beverage: Brewers & Distillers	2,936,279	—	—	2,936,279
Biotechnology	5,190,640	—	—	5,190,640
Chemicals: Diversified	6,785,973	—	—	6,785,973
Commercial Finance & Mortgage Companies	3,217,770	—	—	3,217,770
Commercial Services	4,513,408	5,610,298	—	10,123,706
Communications Technology	7,548,892	—	—	7,548,892
Computer Services, Software & Systems	34,810,722	—	9,354,930	44,165,652
Computer Technology	24,099,250	—	—	24,099,250
Consumer Lending	6,745,014	—	—	6,745,014
Diversified Retail	32,802,983	—	—	32,802,983
Financial Data & Systems	11,779,876	—	—	11,779,876
Foods	1,509,857	—	—	1,509,857
Health Care Services	9,640,768	—	—	9,640,768
Insurance: Property-Casualty	4,108,926	—	—	4,108,926
Medical Equipment	7,716,510	—	—	7,716,510
Metals & Minerals: Diversified	2,033,264	2,205,188	—	4,238,452
Real Estate Investment Trusts (REIT)	8,090,335	—	—	8,090,335
Recreational Vehicles & Boats	—	7,459,093	—	7,459,093
Wholesale & International Trade	—	3,966,277	—	3,966,277
Total Common Stocks	185,100,751	19,240,856	9,354,930	213,696,537
Convertible Preferred Stocks	—	—	2,315,148	2,315,148
Short-Term Investment — Investment Company	6,673,526	—	—	6,673,526
Total Assets	$191,774,277	$19,240,856	$11,670,078	$222,685,211

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Multi Cap Growth

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012.

	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Common Stocks
Computer Services, Software & Systems	$9,354,930	Adjusted Stock Price	Discount for Illiquidity	8.3%		8.3%		8.3%		Decrease
Convertible Preferred Stocks
Alternative Energy	$1,940,739	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		24.2%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.6	x	3.4	x	3.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services,
Software & Systems	$374,409	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	13%		18%		15%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	6.7	x	15.7	x	9.6	x	Increase
			Discount for lack of marketability	N/A		N/A		N/A		Decrease
		Merger & Acquisition Transactions	Enterprise Value / Revenue	8.7	x	10.8	x	9.4	x	Increase
			Discount for lack of control	25%		25%		25%		Decrease

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Aggressive Equity
Assets:
Common Stocks
Air Transport	$454,731	$—	$—	$454,731
Alternative Energy	1,008,997	—	—	1,008,997
Beverage: Brewers & Distillers	371,475	—	—	371,475
Biotechnology	656,661	—	—	656,661
Chemicals: Diversified	858,511	—	—	858,511
Commercial Finance & Mortgage Companies	407,086	—	—	407,086
Commercial Services	570,975	709,509	—	1,280,484
Communications Technology	955,032	—	—	955,032
Computer Services, Software & Systems	4,470,983	—	1,119,004	5,589,987
Computer Technology	3,046,493	—	—	3,046,493
Consumer Lending	853,327	—	—	853,327
Diversified Retail	4,149,248	—	—	4,149,248
Financial Data & Systems	1,490,258	—	—	1,490,258
Foods	191,015	—	—	191,015
Health Care Services	1,219,693	—	—	1,219,693
Insurance: Property-Casualty	517,959	—	—	517,959
Medical Equipment	976,332	—	—	976,332
Metals & Minerals: Diversified	257,221	278,980	—	536,201
Real Estate Investment Trusts (REIT)	1,023,518	—	—	1,023,518
Recreational Vehicles & Boats	—	943,662	—	943,662
Wholesale & International Trade	—	500,636	—	500,636
Total Common Stocks	23,479,515	2,432,787	1,119,004	27,031,306
Convertible Preferred Stocks	—	—	278,635	278,635
Short-Term Investment — Investment Company	1,038,390	—	—	1,038,390
Total Assets	$24,517,905	$2,432,787	$1,397,639	$28,348,331

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Aggressive Equity

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012.

	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Common Stocks
Computer Services, Software & Systems	$1,119,004	Adjusted Stock Price	Discount for Illiquidity	8.3%		8.3%		8.3%		Decrease
Convertible Preferred Stocks
Alternative Energy	$234,705	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		24.2%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.6	x	3.4	x	3.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services,
Software & Systems	$43,930	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	13%		18%		15%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	6.7	x	15.7	x	9.6	x	Increase
			Discount for lack of marketability	N/A		N/A		N/A		Decrease
		Merger & Acquisition Transactions	Enterprise Value/ Revenue	8.7	x	10.8	x	9.4	x	Increase
			Discount for lack of control	25%		25%		25%		Decrease

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices		Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Strategist
Assets:
Common Stocks
Aerospace & Defense	$2,955,696		$—	$—	$2,955,696
Auto Components	1,251,938		—	—	1,251,938
Chemicals	2,390,444		—	—	2,390,444
Commercial Services & Supplies	162,586		—	—	162,586
Computers & Peripherals	806,713		—	—	806,713
Diversified Financial Services	2,552,730		—	—	2,552,730
Diversified Telecommunication Services	4,644,343		—	—	4,644,343
Food & Staples Retailing	1,403,902		—	—	1,403,902
Food Products	2,444,421		—	—	2,444,421
Hotels, Restaurants & Leisure	6,635,410		—	—	6,635,410
Industrial Conglomerates	5,827,897		—	—	5,827,897
Information Technology Services	2,601,214		—	—	2,601,214
Insurance	3,280,541		—	—	3,280,541
Machinery	2,249,147		—	—	2,249,147
Media	2,863,630		—	—	2,863,630
Multi-Utilities	2,484,082		—	—	2,484,082
Oil, Gas & Consumable Fuels	8,275,159		—	—	8,275,159
Paper & Forest Products	1,370,513		—	—	1,370,513
Pharmaceuticals	7,674,725		—	—	7,674,725
Road & Rail	2,326,066		—	—	2,326,066
Semiconductors & Semiconductor Equipment	2,233,403		—	—	2,233,403
Software	3,030,245		—	—	3,030,245
Specialty Retail	3,778,452		—	—	3,778,452
Textiles, Apparel & Luxury Goods	2,229,949		—	—	2,229,949
Tobacco	4,042,506		—	—	4,042,506
Total Common Stocks	79,515,712		—	—	79,515,712
Fixed Income Securities
Corporate Bonds	—		9,566,445	—	9,566,445
Sovereign	—		535,845	—	535,845
Municipal Bonds	—		587,666	—	587,666
Agency Fixed Rate Mortgages	—		3,413	—	3,413
Asset-Backed Securities	—		1,024,373	—	1,024,373
U.S. Treasury Securities	—		17,873,398	—	17,873,398
U.S. Agency Securities	—		2,084,163	—	2,084,163
Total Fixed Income Securities		$—	$31,675,303	$—	$31,675,303

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short-Term Investments
U.S. Treasury Security	$—	$99,992	$—	$99,992
Investment Company	17,766,564	—	—	17,766,564
Total Short-Term Investments	17,766,564	99,992	—	17,866,556
Interest Rate Swap Agreements	—	213,632	—	213,632
Total Assets	97,282,276	31,988,927	—	129,271,203
Liabilities:
Futures	(2,530)	—	—	(2,530)
Interest Rate Swap Agreements	—	(221,296)	—	(221,296)
Total Liabilities	(2,530)	(221,296)	—	(223,826)
Total	$97,279,746	$31,767,631	$—	$129,047,377

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$32,495,827	$47,342,931	$13,630,558	$1,723,278

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Multi Cap Growth		Aggressive Equity
	Common Stock	Convertible Preferred Stocks	Common Stock	Convertible Preferred Stocks
Beginning Balance	$8,853,246	$3,036,329	$1,058,994	$365,853
Purchases	—	—	—	—
Sales	—	—	—	—
Amortization of discount	—	—	—	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Change in unrealized appreciation (depreciation)	501,684	(721,181)	60,010	(87,218)
Realized gains (losses)	—	—	—	—
Ending Balance	$9,354,930	$2,315,148	$1,119,004	$278,635
Net change in unrealized appreciation/ depreciation from investments still held as of June 30, 2012.	$501,684	$(721,181)	$60,010	$(87,218)

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolios to liquidate

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portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon default of the referenced debt obligation. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of June 30, 2012.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITIES DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin	$7,844	†	Variation margin	$(2,139)†
Income Plus	Interest Rate Risk	Variation margin	$22,909	†	Variation margin	$(106,304)†
		Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(223,864)
	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	—		Unrealized depreciation on open foreign currency exchange contracts	(10,642)
		Total	$22,909		Total	$(340,810)
European Equity	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	$—		Unrealized depreciation on open foreign currency exchange contracts	$(8,551)
Strategist	Interest Rate Risk	Variation margin	$—	†	Variation margin	$(2,530)†
		Unrealized appreciation on open swap agreements	213,632		Unrealized depreciation on open swap agreements	(221,296)
		Total	$213,632		Total	$(223,826)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

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The following tables set forth by primary risk exposure each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$66,926	$(279,311)	$—
Income Plus	Interest Rate Risk	$(490,301)	$(90,725)	$—
	Currency Risk	—	—	41,819
	Total	$(490,301)	$(90,725)	$41,819
European Equity	Currency Risk	$—	$—	$(63,191)
Strategist	Interest Rate Risk	$33,536	$(100,127)	$—
	Currency Risk	—	—	4,044
	Total	$33,536	$(100,127)	$4,044

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$(21,893)	$270,993	$—
Income Plus	Interest Rate Risk	$125,403	$(212,964)	$—
	Currency Risk	—	—	(10,642)
	Total	$125,403	$(212,964)	$(10,642)
European Equity	Currency Risk	$—	$—	$138,593
Strategist	Interest Rate Risk	$493	$41,792	$—
	Currency Risk	—	—	4,074
	Total	$493	$41,792	$4,074

For the six months ended June 30, 2012, Limited Duration Portfolios' average monthly original value of futures contracts was $12,818,513 and average monthly notional amount of swap agreements was $4,289,002. Income Plus and Strategist Portfolio's average monthly principal amount of foreign currency exchange contracts was $717,451 and $202,941, the average monthly original value of futures contracts was $68,444,542 and $1,910,121 and the average monthly notional amount of swap agreements was $2,886,167 and $20,916,446, respectively. European Equity Portfolio's average monthly principal amount of foreign currency exchange contracts was $5,377,388.

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure Portfolio, European Equity Portfolio and Money Market Portfolio (effective June 25th, 2012) with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from each Portfolio.

The Adviser has agreed to cap European Equity's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Adviser and Sub-Advisers, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive and/or reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2012, the Distributor waived $67,140 and the Adviser waived $187,517. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions and Transactions with Affiliates

For the six months ended June 30, 2012, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$11,190,589	$5,326,888	$6,421,572	$10,983,498
Income Plus	—	22	64,557,336	74,824,392
Global Infrastructure	—	—	11,332,125	15,855,755
European Equity	—	—	1,600,934	6,055,304
Multi Cap Growth	—	—	66,549,684	82,913,687
Aggressive Equity	—	—	8,460,034	10,039,934
Strategist	9,522,315	5,271,460	27,812,277	35,232,770

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolios are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Portfolios due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2012 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2012
Limited Duration	$110,511	$15,544,261	$15,423,753	$1,005	$231,019
Income Plus	208,270	40,760,825	38,584,933	5,153	2,384,162
Global Infrastructure	1,993,348	8,088,166	8,988,552	636	1,092,962
European Equity	718,547	5,438,706	4,998,982	424	1,158,271
Multi Cap Growth	12,216,664	39,716,828	45,259,966	5,044	6,673,526
Aggressive Equity	1,790,916	4,843,174	5,595,700	716	1,038,390
Strategist	26,626,452	17,676,355	26,536,243	19,524	17,766,564

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$783
Income Plus	3,823
Global Infrastructure	639
European Equity	405
Multi Cap Growth	5,174
Aggressive Equity	798
Strategist	18,042

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE JUNE 30, 2012
Limited Duration	MetLife Global	$327,079	$199,842	$—	$—	$3,241	$528,739
Income Plus	MetLife Capital Trust IV	—	633,000	—	—	21,262	669,000
	MetLife, Inc.	1,276,994	—	1,297,925	333,108	4,899	—
Strategist	MetLife, Inc.	43,951	—	—	—	1,343	44,387

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the six months ended June 30, 2012:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	NET REALIZED GAIN (LOSS)	INTEREST INCOME	VALUE JUNE 30, 2012
Limited Duration	$1,087,480	$427,870	$504,854	$13,129	$16,050	$1,030,378
Income Plus	3,188,387	—	—	—	103,899	3,418,012
Strategist	2,483,400	—	2,458,471	(907,033)	7,076	116,522

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

For the six months ended June 30, 2012, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

STRATEGIST	EUROPEAN EQUITY
$20,142	$153

For the six months ended June 30, 2012, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$1,109	$941	$300	$38

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the six months ended June 30, 2012, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$162	$89	$304	$122	$100	$382	$46	$251

AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$5,288	$2,752	$9,128	$2,801	$2,523	$9,589	$1,137	$7,262

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "interest expense" and penalties in "other expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 DISTRIBUTIONS PAID FROM:		2010 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPTIAL GAIN	ORDINARY INCOME	LONG-TERM CAPTIAL GAIN
Money Market	$11,709	$—	$14,474	$202
Limited Duration	1,919,268	—	2,459,575	—
Income Plus	12,237,165	—	14,616,596	—
Global Infrastructure	1,889,924	3,948,735	5,523,941	3,205,294
European Equity	1,488,782	—	1,837,269	—
Multi Cap Growth	327,516	5	333,905	—
Strategist	5,463,608	15,665,688	2,865,187	1,010,412

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, REIT adjustments, partnership basis adjustments, distribution redesignations, nondeductible expenses and certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolio's components of net assets at December 31, 2011:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(107)	$107	$—
Limited Duration	700,245	603,087	(1,303,332)
Income Plus	761,229	(761,229)	—
Global Infrastructure	(118,528)	118,543	(15)
European Equity	34,870	(34,877)	7
Multi Cap Growth	118,008	(40,804)	(77,204)
Aggressive Equity	189,189	(2,163)	(187,026)
Strategist	214,896	(214,894)	(2)

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Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$7,605	$—
Limited Duration	1,503,207	—
Income Plus	10,700,252	—
Global Infrastructure	2,854,240	5,230,378
European Equity	1,421,623	—
Multi Cap Growth	—	4,886,438
Aggressive Equity	—	2,196,459
Strategist	2,450,279	1,953,002

At June 30, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) of the investments of each of the Portfolios were as follows:

PORTFOLIO	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$—	$—	$—
Limited Duration	1,194,652	(314,158)	880,494
Income Plus	13,794,169	(1,235,435)	12,558,734
Global Infrastructure	14,237,935	(1,135,962)	13,101,973
European Equity	9,327,396	(4,172,490)	5,154,906
Multi Cap Growth	70,232,396	(20,930,269)	49,302,127
Aggressive Equity	8,452,517	(2,707,012)	5,745,505
Strategist	9,792,691	(2,022,219)	7,770,472

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the following Portfolio had available for Federal income tax purposes unused short-term capital losses that will not expire:

PORTFOLIO	SHORT-TERM LOSSES (NO EXPIRATION)
Money Market	$2,011

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

In addition, at December 31, 2011, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, on the indicated dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2012	2013	2014	2015	2016	2017	2018	TOTAL
Limited Duration	$4,026	$1,267	$2,233	$1,063	$17,119	$8,980	$—	$34,688
Income Plus	—	—	—	344	19,232	—	—	19,576
European Equity	—	—	—	—	—	10,552	3,315	13,867

During the year ended December 31, 2011, the following Portfolio expired capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$1,303,332

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$88,554
Income Plus	4,828,845
European Equity	1,331,481
Multi Cap Growth	27,708,593
Aggressive Equity	1,987,158

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Certain Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

At June 30, 2012, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Switzerland, Germany, and France represented 48.2%, 14.6%, 12.9% and 8.1%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statements of Operations.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

10. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2007^	$1.00	$0.050		—		$0.050		$(0.050)		—	$(0.050)
2008^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011	1.00	0.000	(e)	(0.000	)(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2012^^	1.00	0.000	(e)	0.000	(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
CLASS Y SHARES
2007^	1.00	0.050		—		0.050		(0.050)		—	(0.050)
2008^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011	1.00	0.000	(e)	(0.000	)(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2012^^	1.00	0.000	(e)	0.000	(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
LIMITED DURATION CLASS X SHARES
2007^	9.49	0.47		$(0.19)		0.28		(0.50)		—	(0.50)
2008^	9.27	0.36		(1.72)		(1.36)		(0.15)		—	(0.15)
2009^	7.76	0.20		0.24		0.44		(0.36)		—	(0.36)
2010^	7.84	0.18		0.00		0.18		(0.28)		—	(0.28)
2011	7.74	0.17		0.04		0.21		(0.26)		—	(0.26)
2012^^	7.69	0.06		0.08		0.14		(0.23)		—	(0.23)
CLASS Y SHARES
2007^	9.48	0.44		(0.19)		0.25		(0.47)		—	(0.47)
2008^	9.26	0.34		(1.73)		(1.39)		(0.14)		—	(0.14)
2009^	7.73	0.18		0.24		0.42		(0.34)		—	(0.34)
2010^	7.81	0.16		0.01		0.17		(0.26)		—	(0.26)
2011	7.72	0.15		0.04		0.19		(0.24)		—	(0.24)
2012^^	7.67	0.05		0.08		0.13		(0.21)		—	(0.21)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2007^	$1.00	4.93	%(d)	$111,478	0.55%		4.79%		—		N/A
2008^	1.00	2.45		115,415	0.57		2.40		—		N/A
2009^	1.00	0.03		84,486	0.40	(f)(g)	0.03	(f)(g)	—		N/A
2010^	1.00	0.01		59,932	0.29	(g)	0.00	(g)(h)	—		N/A
2011	1.00	0.01		51,431	0.22	(g)	0.01	(g)	—		N/A
2012^^	1.00	0.00	(h)(l)	46,495	0.26	(g)(m)	0.01	(g)(m)	—		N/A
CLASS Y SHARES
2007^	1.00	4.67	(d)	101,524	0.80		4.54		—		N/A
2008^	1.00	2.19		112,113	0.82		2.15		—		N/A
2009^	1.00	0.01		81,145	0.41	(f)(g)	0.01	(f)(g)	—		N/A
2010^	1.00	0.01		67,139	0.29	(g)	0.00	(g)(h)	—		N/A
2011	1.00	0.01		55,849	0.22	(g)	0.01	(g)	—		N/A
2012^^	1.00	0.00	(h)(l)	50,801	0.26	(g)(m)	0.01	(g)(m)	—		N/A
LIMITED DURATION CLASS X SHARES
2007^	9.27	2.95		26,214	0.47		4.95		—		49%
2008^	7.76	(14.91)		16,405	0.48	(i)	4.27	(i)	0.01%		54
2009^	7.84	5.76		16,889	0.49	(i)	2.61	(i)	0.00	(h)	105
2010^	7.74	2.35		14,921	0.55	(i)	2.25	(i)	0.00	(h)	88
2011	7.69	2.75		12,693	0.60	(i)	2.15	(i)	0.00	(h)	45
2012^^	7.60	1.86	(l)	11,593	0.58	(i)(m)	1.67	(i)(m)	0.00	(h)(m)	30	(l)
CLASS Y SHARES
2007^	9.26	2.80		101,066	0.72		4.70		—		49
2008^	7.73	(15.22)		63,223	0.73	(i)	4.02	(i)	0.01		54
2009^	7.81	5.56		60,753	0.74	(i)	2.36	(i)	0.00	(h)	105
2010^	7.72	2.22		53,760	0.80	(i)	2.00	(i)	0.00	(h)	88
2011	7.67	2.45		44,085	0.85	(i)	1.90	(i)	0.00	(h)	45
2012^^	7.59	1.71	(l)	42,671	0.83	(i)(m)	1.42	(i)(m)	0.00	(h)(m)	30	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS X SHARES
2007^	$10.51	$0.53	$0.08	$0.61	$(0.56)	—	$(0.56)
2008^	10.56	0.53	(1.46)	(0.93)	(0.18)	—	(0.18)
2009^	9.45	0.57	1.50	2.07	(0.53)	—	(0.53)
2010^	10.99	0.58	0.39	0.97	(0.70)	—	(0.70)
2011	11.26	0.57	(0.02)	0.55	(0.68)	—	(0.68)
2012^^	11.13	0.26	0.47	0.73	(0.68)	—	(0.68)
CLASS Y SHARES
2007^	10.49	0.50	0.08	0.58	(0.53)	—	(0.53)
2008^	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009^	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
2010^	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011	11.22	0.54	(0.02)	0.52	(0.65)	—	(0.65)
2012^^	11.09	0.24	0.47	0.71	(0.65)	—	(0.65)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007^	19.44	0.39	3.38	3.77	(0.39)	$(2.16)	(2.55)
2008^	20.66	0.40	(6.21)	(5.81)	(0.11)	(3.44)	(3.55)
2009^	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
2010^	8.68	0.21	0.18	0.39	(0.25)	(0.69)	(0.94)
2011	8.13	0.21	1.07	1.28	(0.23)	(0.46)	(0.69)
2012^^	8.72	0.14	0.48	0.62	(0.23)	(0.82)	(1.05)
CLASS Y SHARES
2007^	19.43	0.34	3.38	3.72	(0.34)	(2.16)	(2.50)
2008^	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009^	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010^	8.64	0.19	0.19	0.38	(0.23)	(0.69)	(0.92)
2011	8.10	0.19	1.06	1.25	(0.20)	(0.46)	(0.66)
2012^^	8.69	0.13	0.47	0.60	(0.20)	(0.82)	(1.02)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS X SHARES
2007^	$10.56	5.99%	$155,879	0.55%		5.02%		—		125%
2008^	9.45	(8.92)	109,833	0.55	(i)	5.34	(i)	0.00	%(h)	55
2009^	10.99	22.57	114,488	0.56	(i)	5.64	(i)	0.00	(h)	75
2010^	11.26	9.28	106,363	0.59	(i)	5.23	(i)	0.00	(h)	53
2011	11.13	5.01	90,876	0.59	(i)	5.01	(i)	0.00	(h)	43
2012^^	11.18	6.56 (l)	88,523	0.58	(i)(m)	4.48	(i)(m)	0.00	(h)(m)	35	(l)
CLASS Y SHARES
2007^	10.54	5.73	196,774	0.80		4.77		—		125
2008^	9.42	(9.11)	135,850	0.80	(i)	5.09	(i)	0.00	(h)	55
2009^	10.95	22.29	148,108	0.81	(i)	5.39	(i)	0.00	(h)	75
2010^	11.22	9.01	124,322	0.84	(i)	4.98	(i)	0.00	(h)	53
2011	11.09	4.71	102,948	0.84	(i)	4.76	(i)	0.00	(h)	43
2012^^	11.15	6.38 (l)	102,198	0.83	(i)(m)	4.23	(i)(m)	0.00	(h)(m)	35	(l)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007^	20.66	20.34	133,507	0.70		1.90		—		8
2008^	11.30	(33.27)	70,951	0.74	(i)	2.46	(i)	0.00	(h)	76
2009^	8.68	19.26	68,748	0.96	(i)	3.37	(i)	0.00	(h)	280
2010^	8.13	6.93	61,408	0.87	(i)	2.71	(i)	0.00	(h)	148
2011	8.72	16.07	58,998	0.86	(i)	2.48	(i)	0.00	(h)	36
2012^^	8.29	7.06 (l)	57,680	0.83	(i)(m)	3.09	(i)(m)	0.00	(h)(m)	16	(l)
CLASS Y SHARES
2007^	20.65	20.04	31,780	0.95		1.65		—		8
2008^	11.27	(33.45)	16,545	0.99	(i)	2.21	(i)	0.00	(h)	76
2009^	8.64	18.83	17,818	1.21	(i)	3.12	(i)	0.00	(h)	280
2010^	8.10	6.74	15,789	1.12	(i)	2.46	(i)	0.00	(h)	148
2011	8.69	15.82	14,472	1.11	(i)	2.23	(i)	0.00	(h)	36
2012^^	8.27	6.93 (l)	14,664	1.08	(i)(m)	2.84	(i)(m)	0.00	(h)(m)	16	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
EUROPEAN EQUITY CLASS X SHARES
2007^	$25.34	$0.47	$3.48	$3.95	$(0.46)	—	$(0.46)
2008^	28.83	0.63	(11.31)	(10.68)	(0.61)	$(4.22)	(4.83)
2009^	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010^	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011	16.05	0.41	(1.90)	(1.49)	(0.37)	—	(0.37)
2012^^	14.19	0.45	(0.02)	0.43	(0.43)	—	(0.43)
CLASS Y SHARES
2007^	25.19	0.40	3.46	3.86	(0.40)	—	(0.40)
2008^	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009^	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010^	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011	15.98	0.37	(1.90)	(1.53)	(0.33)	—	(0.33)
2012^^	14.12	0.43	(0.01)	0.42	(0.38)	—	(0.38)
MULTI CAP GROWTH CLASS X SHARES
2007^	29.63	0.21	5.57	5.78	(0.18)	—	(0.18)
2008^	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009^	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
2010^	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011	40.07	0.01	(2.70)	(2.69)	(0.07)	—	(0.07)
2012^^	37.31	0.16	3.52	3.68	—	(0.90)	(0.90)
CLASS Y SHARES
2007^	29.43	0.13	5.54	5.67	(0.04)	—	(0.04)
2008^	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009^	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010^	31.21	(0.02)	8.58	8.56	—	—	—
2011	39.77	(0.09)	(2.68)	(2.77)	—	—	—
2012^^	37.00	0.11	3.49	3.60	—	(0.90)	(0.90)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
EUROPEAN EQUITY CLASS X SHARES
2007^	$28.83	15.59%	$127,071	1.00	%(j)	1.73	%(j)	—		41%
2008^	13.32	(42.70)	57,734	1.00	(i)(j)	3.01	(i)(j)	0.00	%(h)	15
2009^	15.42	27.73	61,197	1.00	(i)(j)	2.67	(i)(j)	0.00	(h)	26
2010^	16.05	7.23 (k)	54,824	1.00	(i)(j)	1.81	(i)(j)	0.00	(h)	22
2011	14.19	(9.64)	41,181	1.00	(i)(j)	2.56	(i)(j)	0.00	(h)	11
2012^^	14.19	3.04 (l)	38,276	1.00	(i)(j)(m)	6.10	(i)(j)(m)	0.00	(h)(m)	3	(l)
CLASS Y SHARES
2007^	28.65	15.34	40,721	1.25	(j)	1.48	(j)	—		41
2008^	13.24	(42.84)	17,845	1.25	(i)(j)	2.76	(i)(j)	0.00	(h)	15
2009^	15.35	27.41	19,323	1.25	(i)(j)	2.42	(i)(j)	0.00	(h)	26
2010^	15.98	6.96 (k)	17,821	1.25	(i)(j)	1.56	(i)(j)	0.00	(h)	22
2011	14.12	(9.85)	11,668	1.25	(i)(j)	2.31	(i)(j)	0.00	(h)	11
2012^^	14.16	2.90 (l)	11,170	1.25	(i)(j)(m)	5.85	(i)(j)(m)	0.00	(h)(m)	3	(l)
MULTI CAP GROWTH CLASS X SHARES
2007^	35.23	19.54	331,243	0.54		0.66		—		55
2008^	18.41	(47.62)	140,041	0.55	(i)	0.08	(i)	0.01		33
2009^	31.42	71.32	202,279	0.55	(i)	0.44	(i)	0.00	(h)	23
2010^	40.07	27.76	220,553	0.58	(i)	0.19	(i)	0.00	(h)	29
2011	37.31	(6.74)	173,284	0.56	(i)	0.03	(i)	0.00	(h)	24
2012^^	40.09	9.85 (l)	174,814	0.57	(i)(m)	0.76	(i)(m)	0.00	(h)(m)	29	(l)
CLASS Y SHARES
2007^	35.06	19.24	107,710	0.79		0.41		—		55
2008^	18.29	(47.75)	45,671	0.80	(i)	(0.17	)(i)	0.01		33
2009^	31.21	70.85	64,122	0.80	(i)	0.19	(i)	0.00	(h)	23
2010^	39.77	27.43	67,303	0.83	(i)	(0.06	)(i)	0.00	(h)	29
2011	37.00	(6.97)	49,678	0.81	(i)	(0.22	)(i)	0.00	(h)	24
2012^^	39.70	9.72 (l)	48,340	0.82	(i)(m)	0.51	(i)(m)	0.00	(h)(m)	29	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
AGGRESSIVE EQUITY CLASS X SHARES
2007^	$14.85	$0.06	$2.86	$2.92	—	—	—
2008^	17.77	(0.04)	(8.63)	(8.67)	$(0.03)	—	$(0.03)
2009^	9.07	0.00	6.30	6.30	—	—	—
2010^	15.37	(0.05)	4.05	4.00	—	—	—
2011	19.37	(0.09)	(1.33)	(1.42)	—	—	—
2012^^	17.95	0.03	1.73	1.76	—	$(1.51)	(1.51)
CLASS Y SHARES
2007^	14.65	0.02	2.82	2.84	—	—	—
2008^	17.49	(0.08)	(8.49)	(8.57)	—	—	—
2009^	8.92	(0.03)	6.19	6.16	—	—	—
2010^	15.08	(0.09)	3.97	3.88	—	—	—
2011	18.96	(0.14)	(1.30)	(1.44)	—	—	—
2012^^	17.52	0.00 (e)	1.70	1.70	—	(1.51)	(1.51)
STRATEGIST CLASS X SHARES
2007^	16.53	0.46	0.92	1.38	(0.46)	(1.90)	(2.36)
2008^	15.55	0.30	(3.76)	(3.46)	(0.10)	(1.39)	(1.49)
2009^	10.60	0.16	1.90	2.06	(0.26)	—	(0.26)
2010^	12.40	0.24	0.59	0.83	(0.20)	(0.07)	(0.27)
2011	12.96	0.18	(1.06)	(0.88)	(0.27)	(1.41)	(1.68)
2012^^	10.40	0.10	0.36	0.46	(0.22)	(0.16)	(0.38)
CLASS Y SHARES
2007^	16.51	0.42	0.92	1.34	(0.42)	(1.90)	(2.32)
2008^	15.53	0.27	(3.76)	(3.49)	(0.09)	(1.39)	(1.48)
2009^	10.56	0.13	1.89	2.02	(0.23)	—	(0.23)
2010^	12.35	0.21	0.58	0.79	(0.17)	(0.07)	(0.24)
2011	12.90	0.15	(1.05)	(0.90)	(0.23)	(1.41)	(1.64)
2012^^	10.36	0.09	0.35	0.44	(0.18)	(0.16)	(0.34)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
AGGRESSIVE EQUITY CLASS X SHARES
2007^	$17.77	19.66%	$26,035	0.87%		0.34%		—		56%
2008^	9.07	(48.86)	10,289	0.90	(i)	(0.29	)(i)	0.00	%(h)	33
2009^	15.37	69.46	14,898	1.01	(i)	(0.02	)(i)	0.01		23
2010^	19.37	26.02	15,413	1.09	(i)	(0.32	)(i)	0.00	(h)	27
2011	17.95	(7.33)	12,078	1.06	(i)	(0.47	)(i)	0.00	(h)	28
2012^^	18.20	9.80 (l)	12,254	1.08	(i)(m)	0.26	(i)(m)	0.01	(m)	30	(l)
CLASS Y SHARES
2007^	17.49	19.39	29,837	1.12		0.09		—		56
2008^	8.92	(49.00)	12,272	1.15	(i)	(0.54	)(i)	0.00	(h)	33
2009^	15.08	69.06	17,541	1.26	(i)	(0.27	)(i)	0.01		23
2010^	18.96	25.73	18,777	1.34	(i)	(0.57	)(i)	0.00	(h)	27
2011	17.52	(7.59)	15,821	1.31	(i)	(0.72	)(i)	0.00	(h)	28
2012^^	17.71	9.70 (l)	16,012	1.33	(i)(m)	0.01	(i)(m)	0.01	(m)	30	(l)
STRATEGIST CLASS X SHARES
2007^	15.55	8.63	217,265	0.54		2.84		—		34
2008^	10.60	(23.98)	134,668	0.54	(i)	2.28	(i)	0.02		52
2009^	12.40	19.74	137,731	0.55	(i)	1.41	(i)	0.03		96
2010^	12.96	6.81	128,254	0.59	(i)	1.89	(i)	0.02		119
2011	10.40	(7.96)	97,169	0.59	(i)	1.52	(i)	0.02		121
2012^^	10.48	4.41 (l)	92,405	0.60	(i)(m)	1.95	(i)(m)	0.03	(m)	33	(l)
CLASS Y SHARES
2007^	15.53	8.37	88,651	0.79		2.59		—		34
2008^	10.56	(24.20)	53,046	0.79	(i)	2.03	(i)	0.02		52
2009^	12.35	19.44	59,737	0.80	(i)	1.16	(i)	0.03		96
2010^	12.90	6.50	56,361	0.84	(i)	1.64	(i)	0.02		119
2011	10.36	(8.13)	39,844	0.84	(i)	1.27	(i)	0.02		121
2012^^	10.46	4.28 (l)	36,898	0.85	(i)(m)	1.70	(i)(m)	0.03	(m)	33	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

^^  For the six months ended June 30, 2012 (unaudited).

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of an investment. Without this reimbursement, the total return was 4.79% and 4.52% for Class X and Y, respectively.

(e)  Amount is less than $0.001.

(f)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

(g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2012
Class X	0.63%	(0.36)%
Class Y	0.88	(0.61)
December 31, 2011
Class X	0.60	(0.37)
Class Y	0.85	(0.62)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

(h)  Amount is less than 0.005%.

(i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

See Notes to Financial Statements

(j)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 30, 2012
Class X	1.20%	5.90%
Class Y	1.45	5.65
December 31, 2011
Class X	1.17	2.39
Class Y	1.42	2.14
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68
December 31, 2007
Class X	1.04	1.69
Class Y	1.29	1.44

(k)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

(l)  Not annualized.

(m)  Annualized.

(This page has been intentionally left blank.)

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Arthur Lev President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

Sub-Advisers
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINSAN
IU12-01691P-Y06/12

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2012